SCHEDULE 14C

Information Required in Proxy Statement

Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☒	Definitive Information Statement

Zerify, Inc.
(Name of Company As Specified In Charter)
(formally known as StrikeForce Technologies, Inc.)

Not Applicable

(Name of Person(s) Filing the Information Statement if other than Company)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

Common Stock, par value $0.0001 per share

2)	Aggregate number of securities to which transaction applies:

414,175,948 Common Stock; 3 Class A Preferred Stock; 36,667 Class B Preferred Stock

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)	Proposed maximum aggregate value of transaction:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:
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4)	Date Filed:

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

Zerify, Inc.

(Formally known as StrikeForce Technologies, Inc.)

1090 King Georges Post Road

Suite #603

Edison, NJ 08837

(732) 661 9641

Facsimile: (732) 661-9647

Email: marklkay@strikeforcetech.com

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This notice and information statement (the “Information Statement”) will be mailed on or about June 27, 2022 to the stockholders of record, a Wyoming corporation (the “Company”) pursuant to: Section 14(c) of the Exchange Act of 1934, as amended. This Information Statement is circulated to advise the shareholders of action already approved and taken without a meeting by written consent of three stockholders (management) holding a total of three Series A Preferred Shares (The three shares of Series A Preferred Shares held by management equals 80% of the current and outstanding preferred shares, (which are converted to common shares strictly for voting rights purposes only and are calculated by multiplying the number of current outstanding preferred and common shares times four. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the corporate actions described in this Notice can be taken no sooner than 20 calendar days after the accompanying Information Statement is first sent or given to the Company’s stockholders.

Please review the Information Statement included with this Notice for a more complete description of this matter. This Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT

TO SEND US A PROXY.

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

(1)

To elect three members to the Company’s Board of Directors to hold office until the Company’s next Annual Meeting of Stockholders in 2023 or until each Director’s successor is duly elected and qualified; and

(2)	To ratify the appointment of Weinberg and Company, PA, as the Company’s independent certified public accountants; and

(3)	To change the name of the Company to Zerify, Inc.

The Reduction in Authorized described in the accompanying Information Statement, will be effective as of the filing of amendment to the Company’s Certificate of Incorporation with the Wyoming Secretary of State, have been duly authorized and approved by the written consent of the holders of a majority of the voting capital shares of the Company’s issued and outstanding voting securities, your vote or consent is not requested or required. The accompanying Information Statement is provided solely for your information. The accompanying Information Statement also serves as the notice required by the Section 17-16-724 of the Wyoming Statutes of the taking of a corporate action without a meeting by less than unanimous written consent of the Company’s stockholders.

By order of the Board of Directors,

Mark L. Kay

Chief Executive Officer

June 27th, 2022

The elimination of the need for a meeting of stockholders to approve this action is made possible by Wyoming Statutes which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock.

The Board of Directors determined to forgo a “live” annual meeting in lieu of a permissible annual meeting by written consent as a precautionary measure as a consequence of the current pandemic.

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A “SAFE HARBOR” FOR FORWARD LOOKING STATEMENTS.

This Information Statement contains statements that are not historical facts. These statements are called “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve important known and unknown risks, uncertainties and other factors and can be identified by phrases using “estimate,” “anticipate,” “believe,” “project,” “expect,” “intend,” “predict,” “potential,” “future,” “may,” “should” and similar expressions or words. Our future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including:

•	Changes in relationships and market for the development of the business of the Company that would affect our earnings and financial position.

•	Considerable financial uncertainties that could impact the profitability of our business.

•	Factors that we have discussed in previous public reports and other documents filed with the Securities and Exchange Commission.

This list provides examples of factors that could affect the results described by forward-looking statements contained in this Information Statement. However, this list is not intended to be exhaustive; many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in which negative impacts. Although we believe that the forward-looking statements contained in this Information Statement are reasonable, we cannot provide you with any guarantee that the anticipated results will be achieved. All forward-looking statements in this Information Statement are expressly qualified in their entirety by the cautionary statements contained in this section and you are cautioned not to place undue reliance on the forward-looking statements contained in this Information Statement. In addition to the risks listed above, other risks may arise in the future, and we disclaim any obligation to update information contained in any forward-looking statement.

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ABOUT THIS INFORMATION STATEMENT

General

Board and Shareholder Approval of the Annual Meeting Matters and the Decrease of Authorized Shares

The Action by Written Consent	6

No Further Voting Required	6

Notice Pursuant to Section the Wyoming Statutes

INFORMATION ON CONSENTING SHAREHOLDERS

DISTRIBUTION OF INFORMATION STATEMENT	38

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STRIKEFORCE TECHNOLOGIES, INC.

1090 King Georges Post Road

Suite #603

Edison, NJ 08837

 (732) 661-9641

Facsimile: (732) 661-9647

Email: marklkay@strikeforcetech.com

This Information Statement is being furnished by StrikeForce Technologies, Inc., a Wyoming corporation (“we,” “us,” “our” or the “Company”), in connection with action taken by the holders of a majority of the voting power of the Company’s issued and outstanding voting securities. By written consent dated June 14, 2022, the holders of a majority of the voting power approved (i) the re-election of the members of our Board of Directors, (ii) the ratification of the appointment of Weinberg and Company, PA, as the Company’s independent certified public accountants, (iii) to amend our Articles of Incorporation to change our name to Zerify, Inc. We are first sending or giving this Information Statement on or after June 27, 2022 to our stockholders of record as of the close of business on or about June 14, 2022 (the “Record Date”). Our principal executive offices are located at 1090 King Georges Post Road, Suite #603, Edison, NJ 08837 and our main telephone number is (732) 661-9641.

BOARD AND SHAREHOLDER APPROVAL OF THE NAME CHANGE

On June 14, 2022, the Board of Directors and holders of a majority of the voting power approved a resolution to change our name from StrikeForce Technologies, Inc. to Zerify, Inc.

SUMMARY OF THE NAME CHANGE

The Board of Directors believes that the reason for the name change, among other reasons, is that it will better reflect the business plans of the Company reflected in the current cyber security software and in the name Zerify which emphasizes the Company’s mission to ensure Zero-Trust for the most secure collaborative communications and that every participant is verified prior to entering a video conference. Learn more at www.zerify.com (which website is expressly not incorporated into this Information Statement)

On April 26, 2022, the Company applied for the Zerify trademark. ZERIFY™ trademark registration is intended to cover the categories of downloadable or recorded computer software for encryption; downloadable or recorded computer software for cyber security assessment and protection; anti-spyware software; downloadable or recorded computer application software for mobile devices, namely, software for protecting people from identity theft; downloadable or recorded computer software for guarding users of computers and remote access devices from identity theft, featuring various software tools, namely, anti-keyboard logger and keyboard stroke encryption.

Following this filing, the Company will notify FINRA and is await formal acknowledgment. The symbol may be changed to reflect the new name.

Zerify, Inc.

Zerify developed a video conferencing solution that uses no desktop client and is entirely web-based, offering a five-level meeting security control approach designed to protect valuable information. Features include keystroke protection, anti-screen capture, push and biometric authentication to keep businesses secure. The technology also offers protection for cameras, microphones and speakers, keeping computers and confidential data secure even when one is offline and not on a video conference. No other video conferencing service on the market, to our knowledge, such as Zoom, Webex, LogMeIn, MS Teams or BlueJeans, offers these protections.

The five levels of security prioritization were described in a research-driven whitepaper (which in expressly not incorporated by reference into this Information Statement) (riven whitepaper by industry analyst firm AITE Novarica in collaboration with Zerify. Each classification level is mapped to recognized control frameworks (PCI, HIPAA, NIST, CISA, GDPR) as well as an organization’s unique policies, standards, and guidelines for the protection of sensitive information.

We changed our name to Zerify to highlight the prioritization of its secure video conferencing solutions.

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The name Zerify emphasizes the company’s mission to ensure Zero-Trust for secure collaboration & communications and that every participant is verified prior to entering a video conference. The Zerify products include:

•	Zerify Meet – The industry’s only zero-trust video conferencing platform, which authenticates every user prior to joining a meeting

•

Zerify Defender – Locks down one’s desktop camera, microphone, speakers, keyboard, and clipboard and prevents screen scraping malware. It protects all video conferencing platforms, including Zoom, MS teams and Webex (formally known as PrivacyLok™)

•	Zerify API – Enables businesses of any size to easily integrate secure video conferencing into all types of applications: CRM, EPR’s and legacy applications

The Action by Written Consent

On June 14, 2022, along with the above name change, the holders of a majority of the voting power approved the following:

•	the re-election of the members of our Board of Directors,

•	the ratification of the appointment of Weinberg and Company, PA, as the Company’s independent certified public accountants,

The holders of a majority of the votes of the Company’s outstanding voting securities are comprised of three shares of Series A Preferred Shares which equals 80% of the current and outstanding preferred shares (calculated by multiplying the number of current outstanding preferred and common shares by four (4)), for voting purposes only, held by management, added to the current outstanding common and preferred shares; thus, combined with the 1,010,647,831 issued and outstanding shares of common stock and preferred shares, there would be a total 5,053,239,155 voting capital shares of which 4,042,591,324 have voted in favor of the action. These Preferred Series ‘A’ Shares are not convertible to shares of Common Stock. The Reverse Stock Split will not affect any convertible securities currently outstanding (including the Series B Preferred Shares), other than a few Convertible Promissory notes with fixed convertible prices, as such securities convert for the most part based on a percentage calculation related to stock price alone.

No Further Voting Required

We are not seeking consent, authorizations, or proxies from you. Section 17-16-724 of the Wyoming Statutes and our bylaws provide that actions requiring a vote of the stockholders may be approved by written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The approval by at least a majority of the outstanding voting power of our voting securities is required to approve the Reverse Stock Split and the decrease in the authorized shares of common stock.

Notice Pursuant to the Wyoming Statutes

Pursuant to the Wyoming Statutes, we are required to provide prompt notice of the taking of corporate action by written consent to our stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by the Wyoming Statutes.

Dissenters’ Rights of Appraisal

The Wyoming Statutes does not provide dissenters’ rights of appraisal to our stockholders in connection with the matters approved by the Written Consent.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement and any documents incorporated by reference herein or therein contain forward-looking statements and are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this Information Statement and any documents incorporated by reference are forward-looking statements. Forward-looking statements give the Company’s current reasonable expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as ‘‘anticipate,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘project,’’ ‘‘plan,’’ ‘‘intend,’’ ‘‘believe,’’ ‘‘may,’’ ‘‘should,’’ ‘‘can have,’’ ‘likely’’ and other words and terms of similar, meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. The forward-looking statements contained in this Information Statement and any documents incorporated by reference herein or therein are based on reasonable assumptions the Company has made in light of its industry experience, perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. As you read and consider this Information Statement and any documents incorporated by reference, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (many of which are beyond the Company’s control) and assumptions. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect its actual operating and financial performance and cause its performance to differ materially from the performance anticipated in the forward-looking statements. Should one or more of these risks or uncertainties materialize or should any of these assumptions prove incorrect or change, the Company’s actual operating and financial performance may vary in material respects from the performance projected in these forward- looking statements. Any forward-looking statement made by the Company in this Information Statement or any documents incorporated by reference herein speaks only as of the date of this Information Statement or any documents incorporated by reference herein. Factors or events that could cause our actual operating and financial performance to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Although the forward-looking statements in this Information Statement are based on our beliefs, assumptions and expectations, taking into account all information currently available to us, we cannot guarantee future transactions, results, performance, achievements or outcomes. No assurance can be made to any investor by anyone that the expectations reflected in our forward-looking statements will be attained, or that deviations from them will not be material and adverse. We undertake no obligation, other than as maybe be required by law, to re-issue this Information Statement or otherwise make public statements updating our forward-looking statements.

In March 2020, the World Health Organization declared the spread of COVID-19 a pandemic. This outbreak continues to spread throughout the U.S. and around the world. As a result, authorities continue to implement numerous measures to try to contain the virus, including restrictions on travel, quarantines, shelter-in-place orders, business restrictions and complete shutdowns. We are not considered an “essential business” due to the industries and customers we serve. As of, and subsequent to, March 31, 2022, we have been following the recommendations of the CDC and state/local health authorities to minimize exposure risk for our team members during the pandemic, including the temporary closure of our corporate office and having our team members work remotely. During the second quarter of 2021, we reopened our corporate office while continuing to adhere to the guidelines issued by health authorities. Many customers and vendors have transitioned to electronic submission of invoices and payments. The COVID-19 pandemic has resulted in longer response times from potential new customers and certain existing customers. We cannot anticipate the effect that the impairments caused by the COVID-19 pandemic will have on our fiscal 2022 or 2023 results, or the effectiveness and distributions of vaccines, boosters, and their distribution in 2022 and 2023, changes to mask mandate policies and to transitioning from a pandemic to an endemic. The pandemic has significantly impacted the economic conditions both in the United States and worldwide, with accelerated effects through the date of this report, as federal, state and local governments react to the public health crisis, creating significant uncertainties in both the worldwide and the United States economies. The situation is rapidly changing, including the onset of the ongoing subsequent waves of the virus caused by the possibility of various variants over time, and additional impacts to our business may arise that we are not aware of currently. We cannot predict whether, when or the manner in which, the conditions surrounding COVID-19 will change including the timing of lifting any restrictions or office closure requirements. We will continue to evaluate the nature and extent of COVID-19’s impact to our business, consolidated results of operations, financial condition and liquidity, and our results presented herein are not necessarily indicative of the results to be expected for future periods.

During the three months ended March 31, 2022, we believe the COVID-19 pandemic did impact our operating results as sales to customers were down 30% as compared from the three months ended March 31, 2021. However, we have not observed any impairments of our assets or a significant change in the fair value of our assets due to the COVID-19 pandemic. At this time, it is not possible for us to predict the duration or magnitude of the adverse results of the outbreak and its effects on our business or results of operations, financial condition, or liquidity.

We have been following the recommendations of health authorities to minimize exposure risk for our team members, including the temporary closure of our corporate office and having team members work remotely. Most customers and vendors have transitioned to electronic submission of invoices and payments.

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Additional information concerning these and other risks and uncertainties is contained in our filings with the Securities and Exchange Commission, including the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021.

Unless otherwise noted, references in this Information Statement to “Company,” “our company,” “us,” “SFT,” “StrikeForce,”`Zerify` “we” and “our” refer to StrikeForce Technologies, Inc. (also now known as Zerify, Inc.) unless the context requires otherwise

OUR BUSINESS

We are a software development and services company that offers a suite of integrated computer network security products using proprietary technology. StrikeForce Technical Services Corporation was incorporated in August 2001 under the laws of the State of New Jersey. On September 3, 2004, we changed our name to StrikeForce Technologies, Inc. On November 15, 2010, we redomiciled under the laws of the State of Wyoming. We initially conducted operations as an integrator and reseller of computer hardware and telecommunications equipment and services until December 2002. In December 2002, and formally memorialized in September 2003, we acquired certain intellectual property rights and patent pending technology from NetLabs.com, Inc. (“NetLabs”) including the rights to further develop and sell their principal technology. In addition, certain officers of NetLabs joined our company as officers and directors of our company. Our ongoing strategy is developing and marketing our suite of network security products to the corporate, financial, healthcare, legal, government, technology, insurance, e-commerce and consumer sectors. We plan to continue to grow our business primarily through our globally expanding sales channel and internally generated sales, rather than by acquisitions. We hold a 49% interest in BlockSafe Technologies, Inc., and, as of April 2021, we hold a 100% interest in Cybersecurity Risk Solutions, LLC. We conduct our operations from our corporate office in Edison, New Jersey.

We began our operations in 2001 as a reseller and integrator of computer hardware and iris biometric technology. From the time we started our operations through the first half of 2003, we derived the majority of our revenues as an integrator. In December 2002, upon the acquisition of the licensing rights to certain intellectual property and patent pending technology from NetLabs, we shifted the focus of our business to developing and marketing our own suite of security products. Based upon our acquired licensing rights and additional research and development, we have developed various identification protection software products to protect computer networks from unauthorized access and to protect users from identity theft.

We completed the development of our ProtectID® platform at the end of June 2006, we completed the core development of our keyboard encryption and anti-keylogger product, GuardedID®, in December 2006 and commenced deployment of our new mobile product, MobileTrust® into the mobile stores in 2015. We finished development of our SafeVchat™ Secure Video Conferencing and PrivacyLoK™ products at the end of 2020 and deployed SafeVchat™ beta testing by some by our clients and individuals through our resellers. SafeVchat™, in management’s estimation, is one of the most secure video conferencing products on the market. PrivacyLoK™ adds security to all video conferencing tools and runs in conjunction with other applications on the same computer. We anticipate, but cannot guarantee, increased revenues from SafeVchat™ and PrivacyLoK™ in 2022, and beyond.

All are currently being sold and distributed. ProtectID® patent titled “Multi-Channel Device Utilizing a Centralized Out-of-Band Authentication System” is protected by three patents. The keystroke encryption technology we developed and use in our GuardedID® product is protected by three patents. MobileTrust® has a patent throughout Europe, as of June 2020.

Our suite of products is targeted to the financial, e-commerce, corporate, government, healthcare, legal, insurance, technology and retail markets. We seek to locate customers in a variety of ways. These primarily include contracts with value added resellers and distributors (both inside the United States and internationally), direct sales calls initiated by our internal staff, exhibitions at security and technology trade shows, through the media, through consulting agreements, and through our agent relationships. Our sales generate revenue either as an Original Equipment Manufacturer (“OEM”) model, through a Hosting/License agreement, bundled with other company’s products or through direct purchase by distributors and resellers. We price our products for cloud consumer transactions based on the number of transactions in which our software products are utilized. We also price our products for business applications based on the number of users. These pricing models provide our company with one-time, monthly, quarterly and annual recurring revenues with volume discounts.

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We generated all of our revenues of $193,000 for the year ended December 31, 2021 (compared to $207,000 for the year ended December 31, 2020), from the sales of our security products. The decrease in revenues was primarily due to a reduction in the sales of our products with impairments caused by the adverse economic conditions resulting from the ongoing COVID-19 pandemic.

We market our products globally to financial service firms, healthcare related companies, legal services companies, e-commerce companies, automotive, government agencies, multi-level marketing groups, the enterprise market in general, and with virtual private network companies, as well as technology service companies and retail distributors that service all the above markets. We seek such sales through our own direct efforts, with emphasis on retail, through distributors, resellers and third-party agents internationally. We are also seeking to license the technology as original equipment with computer hardware and software manufacturers. We are engaged in multiple production installations and pilot projects with various distributors, resellers and direct customers primarily in the United States. Our GuardedID® product is also being sold directly to consumers, primarily through the Internet as well as distributors, resellers, third party agents, affiliates and potential OEM agreements by bundling GuardedID® with their products (providing a value-add and competitive advantage to their own products and offerings). Currently this is the most active market for us with multiple programs in production. We anticipate, but cannot guarantee, increases in revenues in fiscal 2022 and/or 2023 (subject to the impairments to the economy caused by the ongoing COVID-19 pandemic and the degree to which the economy rebounds post-pandemic, and any domestic economic impact from the war in Ukraine), from these programs.

We have incurred substantial losses since our inception. Our management believes that our products provide a cost-effective and technologically competitive solution to address the problems of network security and identity theft in general. Guidance for the Federal Financial Institutions Examination Council (“FFIEC”) regulations include the requirement for solutions that have Two-Factor Out-of-Band Authentication and products that stop keylogging malware, real time, which our management believes our proprietary products uniquely and directly address. This guidance went into effect as of January 1, 2012. Based on this requirement in the FFIEC update (published in June 2011 with enforcement commencing in January 2012), we have experienced a growing increase in sales orders and inquiries every year. However, there can be no assurance that our products will continue to gain acceptance and continue to grow in the commercial marketplace or that one of our competitors will not introduce technically superior products.

Because we are now experiencing a continual growing market demand (with the growth temporarily, in our opinion, curtailed by the economic consequences of the ongoing COVID-19 pandemic), we are developing a reseller and distribution channel as a strategy to generate, manage and fulfill demand for our products across market segments, minimizing the requirement for an increase in our staff as we grow our distributor market. We have minimized the concentration on our initial direct sales efforts as our distribution and reseller channels continue to grow internationally and will require appropriate levels of support.

In March 2020, the World Health Organization declared the spread of COVID-19 a pandemic. This outbreak continues to spread throughout the U.S. and around the world. As a result, authorities continue to implement numerous measures to try to contain the virus, including restrictions on travel, quarantines, shelter-in-place orders, business restrictions and complete shutdowns. We are not considered an “essential business” due to the industries and customers we serve. As of, and subsequent to, September 30, 2021, we have been following the recommendations of the CDC and state/local health authorities to minimize exposure risk for our team members during the pandemic, including the temporary closure of our corporate office and having our team members work remotely. During the second quarter of 2021, we reopened our corporate office while continuing to adhere to the guidelines issued by health authorities. Many customers and vendors have transitioned to electronic submission of invoices and payments. The COVID-19 pandemic has resulted in longer response times from potential new customers and certain existing customers. We cannot anticipate the effect that the impairments caused by the COVID-19 pandemic will have on our year end fiscal 2022 results or 2023 results, or the effectiveness and distributions of vaccines, boosters, and their distribution in 2022 and 2023 and changes to mask mandate policies or the shift from a pandemic to an endemic. The pandemic has significantly impacted the economic conditions both in the United States and worldwide, with accelerated effects through the date of this Information Statement, as federal, state and local governments react to the public health crisis, creating significant uncertainties in both the worldwide and the United States economies. The situation is rapidly changing, including the onset of the ongoing most recent and anticipated wave of the virus caused by the B2 Omicron variant and the possibility of other variants over time, and additional impacts to our business may arise that we are not aware of currently. We cannot predict whether, when or the manner in which, the conditions surrounding COVID-19 will change including the timing of lifting any restrictions or office closure requirements. We will continue to evaluate the nature and extent of COVID-19’s impact to our business, consolidated results of operations, financial condition and liquidity, and our results presented herein are not necessarily indicative of the results to be expected for future periods in 2022, 2023, or beyond.

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Management believes that cyber security is a growing requirement as the pandemic continues and more people are working remotely as well as using digital forms on a regular basis. Consequently, the market demand, in our estimation, is increasing. However, our Company is also experiencing the impact of the pandemic. Currently our management has limited business operating from our office location and this impedes our ability to take full advantage of the increasing market demand. Many of our current clients have experienced a dramatic slowdown in their business, limiting their ability to have the resources to pay for our services. We still produce revenues and we anticipate, but cannot guarantee, our video conferencing tool, SafeVchat™, which provides authentication and security (using our existing products), will have gained acceptance in the market. Currently, we have companies doing beta testing. During the year ended December 31, 2021, we earned revenues of $74,000 from SafeVchat™ and PrivacyLoK™ and overall revenues of $193,000. We believe, but cannot guarantee, that our sales, partly as a consequence of the new work environment created by the ongoing pandemic and the need for our products, will significantly increase in fiscal 2022 and continue that substantial growth in 2023. We also are encouraged by the $65 billion dollars provided for broadband access to improve internet services that is in the recently enacted federal Infrastructure Bill of 2021, but cannot provide assurance as to how, or if, that will impact our products and services.

On November 13, 2020, our filing of an Offering Circular on Form 1-A, pursuant to Regulation A (File Number: 024-11267) was qualified by the Securities and Exchange Commission. We registered 668,449,198 shares of common stock for maximum proceeds of $2,315,000 (after deducting the maximum broker discount and costs of the offering). As of September 30, 2021, the offering was fully subscribed as we accepted the subscriptions for an aggregate of 474,453,653 shares of common stock for full satisfaction of the entire offering of $2,500,000 (of which we received $2,315,000). We announced the closing of the offering on our Current Report on Form 8-K as filed on February 8, 2021.

On May 11, 2021, our filing of an Offering Circular on Form 1-A, pursuant to Regulation A (File Number: 024-11512) was qualified by the Securities and Exchange Commission. We registered 150,000,000 shares of common stock for maximum proceeds of $7,065,000 (after deducting the maximum broker discount and costs of the offering). During the year ended December 31, 2021, we issued 119,666,450 shares of common stock to investors for cash proceeds of $5,602,158, net of fees and commission, pursuant to the May 2021 Offering Circular. In September 2021, we sold 50,000,000 warrant shares for $50,000 to two investors who purchased subscriptions through the Offering Circular. We also awarded 5,000,000 warrant shares to the broker who facilitated the Offering Circular. The warrants vest immediately and have a 5-year term with an exercise price of $0.05 per share.

Effective June 25, 2020, we completed a 1:500 reverse stock split of our issued and outstanding shares of common stock and all fractional shares were rounded up. All share and per share amounts in this Information Statement have been adjusted retroactively to reflect the reverse stock split as if it had occurred at the beginning of the earliest period presented.

Our executive office is located at 1090 King Georges Post Road, Suite 603, Edison, NJ 08837. Our telephone number is (732) 661-9641. Our Company’s website is www.strikeforcetech.com (we are not including the information contained in our website as part of, nor should the information be relied upon or incorporated by reference into, this Information Statement).

Our Products (see above for our newest product, Zerify)

StrikeForce is a software development and services company. We own and are seeking to commercially market various identification protection software products that we developed to protect computer networks from unauthorized access, real time, and to protect network owners and users from cyber security attacks and data breaches. Our principal products ProtectID®, GuardedID®, inclusive of our unique CryptoColor® technology and MobileTrust®, are proprietary authentication and keystroke encryption technologies that are intended to eliminate unauthorized access to computer networks and all mobile devices, and to prevent unauthorized individuals from copying (logging) keystrokes. Our newest products, SafeVchat™ Secure Video Conferencing and PrivacyLoK™, are in beta testing and management intends to market them after the beta testing is complete. We already earned revenues from SafeVchat™ and PrivacyLoK™ in 2021. We are increasing our market for our suite of products in the financial services, e-commerce, corporate, healthcare, government and consumer sectors. Our cyber security products are as follows:

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ProtectID® is our multi-patented authentication platform that uses “Out-of-Band” multi-factor in-house installation, cloud service technology, a hybrid to authenticate computer network users by a variety of methods including traditional passwords combined with a telephone, iPhone, Droid, Blackberry, PDA, multiple computer secure sessions, or a Push Authentication method which was implemented in the fourth quarter of 2017, biometric identification and encrypted devices such as tokens or smartcards as examples. The authentication procedure separates authentication information such as usernames from the pin/passwords or biometric information, which are then provided to or from the network’s host server across separate communication channels. The platform allows for corporate control and client choices, per their company’s security policies, which evolves over time with newly available and customer requested technologies.

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GuardedID® creates a 256-bit AES encrypted real time separate pathway for information delivery from a keyboard to a targeted application on a local computer, preventing the use of spyware/malware to collect user information. This product provides keyboard encryption and helps prevent keylogging from occurring in real time, which helps prevent the number one threat to consumers and businesses in today’s market: keylogging software, which is stealth software embedded in web sites, emails, pictures, MP3 files, videos, USB’s or other software and hardware that, once unknowingly launched, secretly monitors and records all of a user’s keystrokes on the computer and sends the data to the cyber thief without the user’s awareness. Keylogging has been reported as the one of the major causes of major data breaches that occurred from 2010 to 2016, as reported in the 2010-2016 Verizon Data Breach Reports. (Patent No: 8,566,608, 8,732,483 and 8,973,107).

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MobileTrust® is an advanced iPhone/iPad and Android device password vault that includes a strong password generator. MobileTrust® also provides for Mobile Multi-Factor One Time Password authentication, a secured browser and keystroke encryption between its virtual keyboard and secured browser, which is critical to all confidential online transactions and other features, which is now in production. This new feature for mobile devices, which helps prevent data breaches and stolen credentials is a critical and vital addition to all enterprise mobile users, as enterprises transition to “Bring Your Own Devices” (BYOD). (International European Patent No: Application #14763895.1)

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GuardedID® Mobile SDK is a software development kit that provides developers our patent protected keystroke encryption protection for all Apple and Android mobile device’s secure keyboards, allowing our keystroke encryption software to be embedded in any mobile applications, utilizing DES 256 Encryption.

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SafeVchat™ is, in our estimation, one of the best and most secure video conferencing products in the marketplace and we believe at a time when it is most needed due to the remote workplace environment brought on by the work conditions arising from the consequences of the COVID-19 pandemic. The product is a two-factor authentication application, with out-of-band authentication capability, including push transactions to cell phones or a one-time passcode, and only invitees to the conference will gain access. The application also runs on any Apple or Android device. and operates on any browser because it does not require an application. SafeVchat™ also has a premium version available which utilizes PrivacyLok™ for added security.

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PrivacyLok™ offers protective mechanisms that are far more encompassing than what other video conferencing platforms currently provide, such as camera locking, keyboard protection, clipboard protection, microphone protection and audio input/output locking. The application also runs on the user’s computer and protects all applications, not just video conferencing. The application is offered a part of the of SafeVchat™ Premium, or as a separate standalone application.

Our products sometimes include software and hardware that we contractually license from other vendors. These products include additional authentication and telecommunication software devices.

The ProtectID® Cloud Service can be hosted by our service provider (we have a strategic arrangement with a third party SAS70 hosting service) as well as the ProtectID® Out-of-Band and Multi-Factor Platform, which can be installed internally in a customer’s infrastructure or as a hybrid implementation, with the exception of our free redistributable Microsoft software components.

Factors that are considered important to our success include, but are not limited to, the following:

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Our products address the needs of a broad variety of customers for authentication and cyber security overall. One of the biggest problems facing the world is Cyber Theft, the effects of which, our management contends, total an estimated $221 billion per year in business losses and more recently, based on anecdotal evidence provided to management, stated to be in the trillions going forward (with the full effect of the increased use in remote access due to COVID-19 still undeterminable).

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For illustration (while historic), in 2011, it was reported that RSA Security’s data was breached from which Lockheed Martin and others were affected and lost millions of dollars. This event caused many companies to look to other means of two-factor authentication, such as Out-of-Band. The RSA Data Breach started with a keylogging virus which our GuardedID® product, management believes, would most likely have prevented.

•	The 2017 Verizon Data Breach report, published in April 2018, stated that 80% of all the data breaches they reported would not have occurred if the corporations used two factor authentications.

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In February 2015, the New York Times reported that a Global Bank heist occurred in banks around the globe from a keylogger. This was the first known time that a large hack was reported that included a keylogger, which our management believes GuardedID® would have prevented. The article was noted as caused by keystroke encryption in a picture on the front page of the New York Times.

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The Effectiveness of Our Products: Our products have been designed to provide, we believe, a high available level of security for computer networks and individual users. In particular, we believe that the now Patented “Out-of-Band” authentication process is an innovative technology that will greatly prevent unauthorized access to computer networks and will provide effective security products to drastically reduce the incidence of identity fraud for our customers. We have contractually commenced implementation of our products on a large global scale, yet there can be no assurance that they will function in all aspects as intended. Likewise, a high level of innovation characterizes the software industry and there can be no assurance that our competitors will not develop and introduce a superior product. The effective functioning of our products once deployed is an important factor in our future success.

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Ability to Integrate our Software with Customer Environments:There are numerous operating systems that are used by computer networks. The ability of a software product to integrate with multiple operating systems is likely to be a significant factor in customer acceptance of particular products. Our ProtectID® operates on an independent Cloud Service platform and is also able to integrate with multiple operating systems and user interfaces for an in-house implementation. ProtectID® has been designed to use multiple authentication devices that are currently on the market (including, but not limited to, biometrics, key-fob tokens, iPhones, iPads, Androids, PDA’s, smart cards, face biometric, fingerprint and other mobile devices). Our ability to integrate our products with multiple existing and future technologies is currently a key factor in the growth of our product’s acceptance and is demonstrated by our success with recent clients and installations. Our GuardedID® product currently operates with Windows Internet Explorer (IE), Firefox, Chrome and Safari browsers and our upgraded Premium version works with almost all applications running on a Windows desktop platform, inclusive of Microsoft Office and the MAC. New features and functions for both products continue to be developed via our research and development. We continue to be live with our MobileTrust® and GuardedID® Mobile SDK products, which work on all Apple and Android devices.

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Relative Cost: We have attempted to design our products to provide a cost-effective suite of products for financial services, e-commerce, commercial, healthcare, government and direct-consumer customers. Our ability to offer our products at a competitive price is likely in our opinion, to be a key factor in the acceptance of our product as we have seen with many of our clients.

Business Model

We are focusing primarily on developing sales through “channel” relationships in which our products are offered by other manufacturers, distributors, value-added resellers and agents, internationally. In 2016, we added and publicly announced additions to our global distribution sales channel, which provides additional presence for us in the United States, Canada, Europe and Africa. We continue to add additional channel partners, especially on the consumer side and developed a new retail business. We also sell our suite of security products directly from our Edison, New Jersey office, which also augments our channel partner relationships. It is our strategy that these “channel” relationships will provide the greater percentage of our revenues ongoing, as was the case in the past two years. Examples of the channel relationships that we are seeking include already established original equipment manufacturer (“OEM”) and bundled relationships with other security technology and software providers that would integrate or bundle the enhanced security capabilities of ProtectID®, GuardedID® and/or MobileTrust® into their own product lines, including SafeVchat™ and PrivacyLoK™ and our SafeVchat™ API’s, thereby providing greater value to their clients. These would include providers of networking software and manufacturers of computer and telecommunications hardware and software that provide managed services, and multi-level marketing groups, as well as all markets interested in increasing the value of their products and packages, such as financial services software, anti-virus, government integrators and identity theft product companies. We contracted with various new distributors during 2020 and 2021, and we anticipate, but cannot guarantee, an increase in revenues in 2022 and/or 2023 (subject to the impairments caused by the ongoing COVID-19 pandemic and the degree to which the economy rebounds post-pandemic).

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We believe, but cannot guarantee, the revenues of SafeVchat™, our secure Video Conferencing Tool, and PrivacyLok™, which adds five levels of security for SafeVchat™, should be profitable during 2022 and beyond, although we cannot guarantee such profitability. While the full effect of the increased use in remote access in employment due to COVID-19 is still undeterminable, it has become evident, in managements estimation, clear that people will be working remotely for a long time, perhaps with some hybrid level of permanence. In a February 2021 New York Times article, Google announced that they will no longer require that their employees to come into the attainment office, as stated in the New York Times, Video conference sales are projected to be over $100 billion, more than double of what was originally projected. We believe that SafeVchat™ and PrivacyLok™ are perfectly timed for introduction into the market and we anticipate, but cannot guarantee, our market share will grow over the next several years.

From our MobileTrust® security application, built with our sCloud registration process, we created and announced two additional products in 2020: our ProtectID® Mobile OTP (One Time Password) to be used with ProtectID®; and our GuardedID® Mobile keystroke encryption software development kit (SDK). Both products are now in production. With the creation of GuardedID® Mobile SDK, we now focus the sales of this software product to the development groups of our target markets for it to be added to their mobile applications. We are in discussions with many large-scale parties that are interested in this software, although no assurances can be provided as to acceptance and profitability. Management has already received requests for this software, as keystroke encryption malware grows and remains a major problem for the mobile-cyber security market, particularly with anti-virus products being viewed as non-effective against malware threats.

Our primary target markets include financial services such as banks and insurance companies, healthcare providers, legal services, government agencies through integrators, technology platforms, e-commerce-based services companies, telecommunications and cellular carriers, technology software companies, government agencies and consumers, especially for our mobile and keystroke encryption products. We are focusing our concentration on cyber security and data breach strategic problem areas, such as where compliance with financial, healthcare, legal and government regulations are key and stolen passwords are used to acquire private information illegally. In 2020 and 2021, several of our channel partners had pilots and client implementations in place that are expected, although no assurances can be provided, to increase our revenues in 2022 and/or 2023 (subject to the impairments caused by the ongoing COVID-19 pandemic and the degree to which the economy rebounds post-pandemic). There is no guarantee as to the timing and continued success of these efforts.

Because we are now expecting a continual, recurring growing market demand, especially in the mobility and encryption retail markets, we continue to develop a reseller and distribution channel as a strategy to generate, manage and fulfill demand for our products across market segments, minimizing the requirement for an increase in our staff as we grow our distributor market. We continue to minimize the concentration on our initial direct sales efforts as our distribution and reseller channels continue to grow internationally and provide appropriate levels of sales and support to the growing Cyber Security market.

We seek to generate revenues through recurring fees for SafeVchat™, PrivacyLok™, GuardedID® and ProtectID® based on client consumer usage in the financial, healthcare services and legal services markets, as well as enterprises in general. We provide our clients a choice of operating our ProtectID® software internally by licensing it or through our hosted Cloud Service or a hybrid that some clients have implemented and none of our competitors presently offer. GuardedID® requires a download on each and every computer it protects, whether for employees or consumers. We have four GuardedID® products, (i) a standard version which protects browser data entry only, (ii) a premium version which protects almost all the applications running under Microsoft Windows on the desktop, including Microsoft Office Suite and almost all applications running on the desktop, (iii) an Enterprise version which, in addition, provides the Enterprise administrative rights and the use of Microsoft’s Enterprise tools for the product’s deployment, and (iv) an Apple version for all the latest MAC operating systems and for the browsers and entire desktop. Our GuardedID® Mobile SDK (software development kit) is priced for the consumer through the appropriate mobile phone stores, as well as direct, distribution and OEM sales for higher volume enterprises, including volume discounts to the degree allowed by the telecommunications providers. We anticipate, but cannot guarantee, steadily increasing revenues from these product offerings.

Our management believes that our products provide a cost-effective and technologically competitive solution to address the increasing problems of network security and cyber security in general.

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Marketing

Our multi-channel marketing strategy includes:

1. The addition of resellers, agents & distributors (our strategic sales channel) who distribute and resell our products and services to enterprise and commercial customers globally (technology and software product distributors, systems integrators, managed service companies, other security technology and software vendors, telecom companies, cyber security related product companies, etc.).

2. Application Service Provider (ASP) Partners: Our third-party service provides a hosting platform that facilitates faster implementations at competitive prices for our Cloud Service option

3. Original Equipment Manufacturers (OEM): SFT products are sold to other security technology vendors that integrate ProtectID®, GuardedID® and, now, GuardedID® Mobile SDK into their products (bundling) and services providing for monthly/annual increasing recurring revenues. They are also now able to sell and bundle SafeVchat™ and PrivacyLok™.

4. Technology and other providers and resellers, agents and distributors are interested in purchasing and or selling our new SafeVchat™ and PrivacyLok™ products as secure video conferencing products

5. Outside Independent consultants selling our products for commission only, focusing on the video conferencing, healthcare, legal, travel and consumer markets

Intellectual Property

In November 2010, we received notice that the United States Patent and Trademark Office (“USPTO”) had issued an official Notice of Allowance for the patent application for the technology relating to our ProtectID® product, titled “Multi-Channel Device Utilizing a Centralized Out-of-Band Authentication System”. In January 2011, we received notice that the USPTO issued to us Patent No. 7,870,599. This “Out-of-Band” Patent went through a USPTO Re-Examination process starting on August 16, 2011 and concluded on December 27, 2011, with all of our patent claims remaining intact and eight additional patent claims being added. Since 2011, we submitted additional continuation patents on the “Out-of-Band” Patent. The keystroke encryption technology we developed and use in our GuardedID® product is protected by three patents and one continuation pending.

In January 2013, we were assigned the entire right, title and interest in the “Out-of-Band” Patent from NetLabs, with the agreement of the developer, and the assignment was recorded with the USPTO.

In February 2013, we executed a retainer agreement with our patent attorneys to aggressively enforce our patent rights as “Out-of-Band Authentication” was becoming the standard for authenticating consumers in the financial market and for many SaaS application users (e.g., SalesForce, Quickbooks, etc.). In February 2013, our patent attorneys submitted a new “Out-of-Band” Patent continuation, which was granted.

In March 2013, our patent attorneys submitted a new “Methods and Apparatus for securing user input in a mobile device” Patent, which is now patent pending. Our MobileTrust® product is the invention supporting the patent pending.

In July 2013, we received notice that the USPTO had added 54 additional patent claims for our Out-of-Band patent we received in January 2011, by issuing to us Patent No. 8,484,698 thereby strengthening our position with clients and our current and potential lawsuits.

In October 2013, we received notice that the USPTO issued to us Patent No. 8,566,608 “Methods and apparatus for securing keystrokes from being intercepted between the keyboard and a browser.” This protects our GuardedID® product and the keystroke encryption portion of our MobileTrust® products.

In February 2014, we received a Notice of Allowance from the USPTO for our third patent relating to our “Multi-Channel Device Utilizing a Centralized Out-of-Band Authentication System” Patent No. 7,870,599. Upon receipt of this Out-of-Band patent we filed another continuation patent.

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In March 2014, we received Notice of Allowance from the USPTO for our second patent and first continuation of our Keystroke Encryption patent, which only furthers our protection for all mobile devices when utilizing any keyboard for data entry. Upon receipt of this Notice, we also filed another continuation patent for Patent No. 8,566,608.

In April 2014, we were granted our third patent relating to our “Multi-Channel Device Utilizing a Centralized Out-of-Band Authentication System” Patent No. 8,713,701.

In September 2014, we filed an International Patent for MobileTrust® (PCT/US20114/029905).

In March 2015, we received our third patent from the USPTO, Patent No. 8,973,107, of our Keystroke Encryption patent. This enhances our position for our Keystroke Encryption product, GuardedID®, and our MobileTrust® product.

On March 28, 2013, the Company initiated patent litigation against PhoneFactor, Inc., a subsidiary of Microsoft Corporation, for alleged infringement of United States Patent No. 7,870,599 (the “‘599 Patent”). The Company filed a separate action against Microsoft Corporation based on its alleged infringement of the ‘599 Patent and two additional patents for out-of-band user authentication (U.S. Patent Nos.: 8,484,698 & 8,713,701). Both actions were filed in the U.S. District Court for the District of Delaware. On January 15, 2016, the litigation was settled and the parties executed a settlement agreement in the form of a Release and License Agreement. The terms and conditions of the Release and License Agreement are confidential except under limited conditions. As a consequence of the Release and License Agreement, the parties have moved to dismiss the action with prejudice, the Company has licensed the patents to Microsoft Corporation, and the Company received a non-disclosable one-time lump sum payment.

In June 2020, we were awarded an International European Patent, Application #14763895.1, for MobileTrust®. While the MobileTrust® International Patent was granted in Europe, the patent application in the United States was rejected.

Our patent attorneys filed our fourth, fifth and sixth “Out of Band” continuation patents. We currently have three patents granted to us for Out-of-Band ProtectID® (Patent Nos.: 7,870,599, 8,484,698 and 8,713,701). MobileTrust® is also covered by our GuardedID® patents. We cannot provide assurances that the latter patents will be granted in fiscal 2022.

We plan to continue our strategy to aggressively enforce the patent rights relating to our granted Keystroke Encryption patents that help protect our GuardedID® and MobileTrust® products. We were granted three related keystroke encryption patents for which we received the most recent patent on March 3, 2015 (Patent Nos.: 8,566,608, 8,732,483 and 8,973,107). In June 2020, we also received an International Patent in Europe for MobileTrust® (Patent Approved: Application #14763895.1).

We have four trademarks that have been approved and registered: GuardedID®, MobileTrust® and CryptoColor®. Also, BlockSafe Technologies, Inc. has one registered trademark: CyberDefender®. A portion of our software is licensed from third parties and the remainder is developed by our own team of developers while leveraging some external consultant expertise as necessitated. We rely upon confidentiality agreements signed by our employees, consultants, and third parties to protect the intellectual property rights.

Business Strategy

Our primary strategy throughout 2022 is to focus on the growth and support of our channel partners, including distributors, resellers and original equipment manufacturers (OEMs) (subject to the impairments caused by COVID-19). Our internal sales team targets potential direct sales in industries that management believes provides the greatest potential for short term sales. These include small to medium sized financial institutions, government agencies, e-commerce, healthcare, legal and enterprise businesses. We are also executing agreements with strategic resellers and distributors for marketing, selling and supporting our products internationally. We primarily work with distributors, resellers and agents to generate the bulk of our sales internationally, realizing that this strategy takes longer to nurture, however it is progressing well. We are starting to realize positive results, however slowly, with our sales channel and anticipate, but cannot guarantee, a successful fiscal 2022, through the sales channel and from our new mobile and GuardedID® MAC, SafeVchat™ and PrivacyLoK™ products with a concentration of sales already contracted. There can be no assurances, however, that we will succeed in implementing our sales strategy. Although management believes that there is an increasingly strong market for our products as the need for cyber security solutions increases globally, we have not generated substantial revenue from the sale of our products and there is no assurance we can secure a market sufficient to permit us to achieve profitability in fiscal 2022 (subject to the impairments caused by the ongoing COVID-19 pandemic and the degree to which the economy rebounds post-pandemic).

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Most of the costs that we incur are related to salaries, professional fees, marketing, sales and research & design. Our operations presently require funding of approximately $235,000 per month based on the hiring of four additional sales staff members in 2022. We expect that our monthly cash usage for operations will increase slightly due to contracted and anticipated increased volumes and adding some targeted channel marketing programs. We anticipate that the areas in which we will experience the greatest increase in operating expenses is in marketing, selling, product support, product research and new technology development in the growing cyber security market. We are committed to maintaining our current level of operating costs until we reach the level of revenues needed to absorb any potential increase in costs.

Competition

The software development and services market is characterized by innovation and competition. There are several well-established companies within the authentication market that offer network security systems in our product market and newer companies with emerging technologies. We believe that our multi-patented “Out-of-Band” multi-factor identity authentication platform is an innovative, secure, adaptable, competitively priced, integrated network authentication platform. The main features of ProtectID® include: an open architecture “Out-of-Band” platform for user authentication; operating system independence; biometric layering; soft mobile tokens; mobile authentication; secure website logon; Virtual Private Network (“VPN”) access; domain authentication; newly added Office 365 authentication and multi-level authentication. Unlike other techniques for increased network security, ProtectID® does not rely on a specific authentication device or method (e.g., phone, tokens, smart cards, digital certificates, soft mobile tokens, or biometrics, such as a retinal or fingerprint scan). Rather ProtectID® has been developed as an “open platform” that incorporates an unlimited number of authentication devices and methods. For example, once a user has been identified to a computer network, a system deploying our ProtectID® authentication system permits the “Out-of-Band” authentication of that user by a telephone, iPhone, iPad, PDA, email, hard token, SSL client software, a biometric device such as a voice biometric, or others, before that user is permitted to access the network. By using “Out-of-Band” authentication methods, management believes that ProtectID®, now protected through our ongoing litigation, with plans for additional litigation, provides a competitive product for customers with security requirements greater than typical name and password schemes for virtual private networks and computer systems with multiple users at remote locations, as examples. We also believe that our multi-patented keystroke encryption product, GuardedID®, offers an additional competitive edge for network security and e-commerce applications that should provide greater levels of security and the ability to evolve over time based on newer technologies when made available. There is less competition for the keystroke encryption product and there are no well-established companies in this space, which explains our current growth in pilots and sales for GuardedID®, especially relating to bundled channel partner programs. GuardedID® is critical to help prevent key logging viruses, one of the largest sources of cyberattacks and data breaches. GuardedID® also is protected with three patents.

Our patented technologies are used in SafeVchat™, our secure Video Conferencing Tool and PrivacyLok™, which adds five levels of security for SafeVchat™ Premium, which we believe are more secure than Zoom, Teams and other competitors’ products available in the growing marketplace.

Although we believe that our suite of products offers competitive advantages, there is no assurance that any of these products will continue to increase its market share in the marketplace. Our competitors include established software and hardware companies that are likely to be better financed and to have established sales channels. Due to the high level of innovation in the software development industry, it is also possible that a competitor will introduce a product that provides a higher level of security than our products or which can be offered at prices that are more advantageous to the customer.

BlockSafe Technologies, Inc.

BlockSafe Technologies, Inc. (“BlockSafe”) was formed on December 1, 2017 in the State of Wyoming. BlockSafe is in the business of providing total cyber security solutions and has the licensee from our company of our desktop anti-malware product called “GuardedID®” and our one of a kind mobile application called “MobileTrust®”. BlockSafe is intended to be developed as an enterprise focused on using our licensed technology in the field of cryptocurrency and its use of blockchains. Small revenues have been generated to date, primarily due to the effects of the ongoing COVID-19 pandemic. There can be no assurances on the success of this project or any profitability arising from BlockSafe.

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As of March 31, 2022, no tokens have been developed or issued. There is no assurance as to whether, or at what amount, or on what terms, tokens will be available. Moreover, there can be no assurance how such technology will function, which could expose us to legal and regulatory issues. Cryptocurrency and its use of blockchains is still in the development stage and receiving mixed results. The Securities and Exchange Commission has, in its dissemination of information to the public, expressed that tokens in the United States would be treated as securities pursuant to the Howey Test. This standard has been adopted, in various forms, in numerous other jurisdictions. The European Union and China are contemplating their own form of cryptocurrency and Facebook Libra cryptocurrency recently lost the support of PayPal (see https://www.independent.co.uk/topic/cryptocurrency, which article is not incorporated by reference to this filing). On March 30, 2022, the Securities and Exchange Commission’s Division of Examinations announced its 2022 examination priorities which included the review of the use of crypto-assets as one of its top five priorities for review. This review and any regulatory rules and regulations arising from this review may impact the BlockSafe business. In addition, legal and regulatory developments could render the technology impermissible, which could have a material adverse effect on BlockSafe and us.

As of March 31, 2022, noncontrolling interests represents 51% of BlockSafe that we do not directly own. The Company and BlockSafe have a management agreement pursuant to which BlockSafe shall remit a management fee of $36,000 per month to the Company, and when BlockSafe reaches a milestone of $1,000,000 in financing, an additional management fee of $5,000,000 shall be owed to the Company, payable monthly over three years. The management fee is eliminated in consolidation. At December 31, 2021 and 2020, the amount of VIE cash on the accompanying consolidated balance sheets can be used only to settle obligations of BlockSafe, and the amounts of VIE accounts payable, VIE Notes Payable, VIE Accrued Interest, and VIE Financing Obligation have no recourse to the general credit of the Company.

In June 2018, two members of our management team, George Waller, our Executive Vice President and Ramarao Pemmaraju, our Chief Technical Officer, were appointed to BlockSafe to serve as the Chief Executive Officer and Chief Technical Officer, respectively. Additionally, our Chief Executive Officer of StrikeForce, Mark L. Kay, also an appointee to the Board of Directors of BlockSafe, was appointed as Chairman and President of BlockSafe.

In 2018, the Company’s consolidated subsidiary BlockSafe issued promissory notes to investors in the aggregate of $775,500. As part of each promissory note agreement BlockSafe agreed to pay a financing obligation to the note holders equal to the note principal in tokens, as defined, to be issued by BlockSafe. In December 2018, BlockSafe agreed to issue 200,000 cryptocurrency tokens to an unrelated party for receipt of $50,000. In February 2019, the agreement was amended and the unrelated party is to receive an additional 100,000 tokens. No such tokens have been developed or issued as of December 31, 2021.

From February 2019 to March 2019, BlockSafe agreed to issue 450,000 cryptocurrency tokens and 56,250 restricted shares of BlockSafe common stock to four unrelated parties for receipt of $122,500. The tokens or restricted stock of BlockSafe have not been issued as of December 31, 2021.

From March to April 2019, five of the BlockSafe noteholders agreed to convert $295,500 of principal and $19,700 of accrued interest into 1,845,041 cryptocurrency tokens to be issued by BlockSafe. The tokens have not been issued as of December 31, 2021.

We have used the funds received from investors pursuant to the promissory notes for the efforts mentioned below to develop the Tokens and to develop an additional product and prepare it for sale. We currently do not require additional funds for the development efforts.

The steps we have taken to date in our efforts to develop tokens include completing a formal plan for the Tokens, obtaining professional advice regarding the legal implications of developing tokens, and we have a blockchain for our Tokens (BSAFE®). We have not yet finalized a budget for the development of Tokens, we have not yet hired a full development team, we have not yet completed the development of Tokens, and we have not yet developed any payment, trading, or custody platform or infrastructure related to the Tokens. The failure to develop or issue these Tokens as of December 31, 2021 does not constitute an event of default under the promissory notes. It should be noted however that the promissory notes were not repaid pursuant to their terms and are currently in default.

At December 31, 2021, the Company’s consolidated subsidiary, BlockSafe, had recorded a financing obligation of $1,263,000 to be paid in tokens, as defined. At December 31, 2021 and through the date of this filing, BlockSafe. has not completed the development or issued any tokens. At December 31, 2021, as the development of the tokens has not been completed and tokens do not exist, and any amounts received for tokens are not considered equity or revenue, management determined that 100% of the obligation of $1,263,000 is a liability to be settled by BlockSafe., through the issuance of tokens, or through other means if tokens are never issued.

We have stated to the note holders that once StrikeForce has the funds or BlockSafe sells the Tokens, the intent is to satisfy the outstanding balances as soon as possible. In the event that we are unable to satisfy the outstanding balances of the Notes, it could have a material adverse effect on our business, financial condition and results of operations.

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In March 2019, an increase of the authorized shares of BlockSafe’s common stock from one thousand (1,000) to one hundred million (100,000,000), $0.0001 par value, was ratified, effective upon the filing of an amendment to BlockSafe’s Certificate of Incorporation with the Wyoming Secretary of State. The amendment was adopted in March 2019.

In March 2019, a 1:15,000 forward stock split of BlockSafe’s issued and outstanding shares of common stock was ratified, effective upon the filing of an amendment to BlockSafe’s Certificate of Incorporation with the Wyoming Secretary of State. The amendment was adopted in March 2019.

Cybersecurity Risk Solutions, LLC

On April 15, 2021, StrikeForce formally closed a Member Interest Purchase Agreement in which StrikeForce acquired the entire Member Interests of Cybersecurity Risk Solutions, LLC, a New Jersey limited liability company. In April 2021, we issued 500,000 shares of common stock with a fair value of $36,000, for the purchase of Cybersecurity Risk Solutions, LLC. At the date of acquisition, Cybersecurity Risk Solutions, LLC had nominal assets and liabilities, no revenues and limited operating history. Furthermore, the Company also determined that the acquisition did not meet the requirement of a significant acquisition pursuant to the regulations of the Securities and Exchange Commission.

Cybersecurity Risk Solutions, LLC is a cybersecurity firm offering cyber, privacy & data protection services including a personal cyber risk assessment, the industry’s first cyber health score, report and custom action plan, as well as ongoing vulnerability scanning, hack monitoring and dark web intelligence monitoring. For more information, go to https://SecureCyberID.com (which website is expressly not included in this filing). Will Lynch, the prior sole member of Cybersecurity Risk Solutions, LLC was hired by StrikeForce as the Director of Channel Distribution and not as a Named Executive Officer. A Director of Channel Distribution develops, services, and grows relationships with clients. Mr. Lynch has an annual salary of $100,000 and will also receive 2% net of all Channel sales. Mr. Lynch reports to our Executive Vice President and Marketing Director.

Employees

As of fiscal year ended December 31, 2021, we had 10 employees and our relations with employees are good.

DESCRIPTION OF PROPERTY

We operate from leased offices located at 1090 King Georges Post Road, Suite #603, Edison, New Jersey 08837. We do not hold any material investments in other real or personal property other than office equipment. We paid a monthly base rent of $4,409 from February 2019 thru January 2020, $4,542 from February 2020 through January 2021 and $4,678 from February 2021 through January 2022. We will pay a monthly base rent of $4,818 from February 2022 thru January 2023 and $4,963 from February 2023 thru January 2024.

Operating lease right-of-use (“ROU”) assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. ROU assets represent our right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. Generally the implicit rate of interest in arrangements is not readily determinable and we utilize our incremental borrowing rate in determining the present value of lease payments. The operating lease ROU asset includes any lease payments made and excludes lease incentives.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Forward-Looking Statements

The following is management’s discussion and analysis (|MD&A”) of certain significant factors that have affected our financial position and operating results during the periods included in the accompanying financial statements, as well as information relating to the plans of our current management. This report includes forward-looking statements. Generally, the words “believes,” “anticipates,” “may,” “will,” “should,” “expect,” “intend,” “estimate,” “continue,” and similar expressions or the negative thereof or comparable terminology are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, including the matters set forth in this report or other reports or documents we file with the Securities and Exchange Commission from time to time, which could cause actual results or outcomes to differ materially from those projected. Undue reliance should not be placed on these forward-looking statements which speak only as of the date hereof. We undertake no obligation to update these forward-looking statements.

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The following discussion and analysis should be read in conjunction with our financial statements and the related notes thereto and other financial information contained elsewhere in this Annual Meeting Consent.

Our MD&A is comprised of significant accounting estimates made in the normal course of its operations, overview of our business conditions, results of operations, liquidity and capital resources and contractual obligations. We did not have any off balance sheet arrangements as of September 30, 2019 or 2020.

The discussion and analysis of our financial condition and results of operations is based upon its financial statements, which have been prepared in accordance with generally accepted accounting principles generally accepted in the United States (or “GAAP”). The preparation of those financial statements requires us to make estimates and judgments that affect the reported amount of assets and liabilities at the date of its financial statements. Actual results may differ from these estimates under different assumptions or conditions.

Background

We are a software development and services company that offers a suite of integrated computer network security products using proprietary technology. Our ongoing strategy is developing and marketing our suite of network security products to the corporate, financial, healthcare, legal, government, technology, insurance, e-commerce and consumer sectors. We plan to continue to grow our business primarily through our expanding sales channel and internally generated sales, rather than by acquisitions. Apart from our 49% holding in BlockSafe Technologies, Inc., we have no other subsidiaries.

Our executive office is located at 1090 King Georges Post Road, Suite 603, Edison, NJ 08837. Our telephone number is (732) 661-9641. We have 9 employees. Our Company’s website is www.strikeforcetech.com (we are not including the information contained in our website as part of, nor should the information be relied upon or incorporated by reference into, this Annual Meeting Consent).

Results of Operations

FOR THE THREE MONTHS ENDED MARCH 31, 2022 COMPARED TO THE THREE MONTHS ENDED MARCH 31, 2021

Revenues for the three months ended March 31, 2022 were $32,000 compared to $46,000 for the three months ended March 31, 2021, a decrease of $14,000 or 30.4%. The decrease in revenues was primarily due to a decrease in revenues relating to our ProtectID®, GuardedID® and MobileTrust® products, offset by an increase in revenues relating to our SafeVchat™ product, despite the impairments related to the economic consequences of the COVID-19 pandemic. Revenues are derived from software and services.

Cost of revenues for the three months ended March 31, 2022 was $10,000 compared to $3,000 for the three months ended March 31, 2021, an increase of $7,000 or 233%. The increase in cost of revenues was primarily due to an increase in the fees related to our product offerings. Cost of revenues are fees and key fobs related to our revenues, and as a percentage of total revenues for the three months ended March 31, 2022 was 31.3% compared to 6.5% for the three months ended March 31, 2021.

Research and development expenses for the three months ended March 31, 2022 were $154,000 compared to $145,000 for the three months ended March 31, 2021, an increase of $9,000 or 6.2%. The increase was primarily due to the overall increase in salaries and benefits of the personnel conducting research and development. The salaries, benefits and overhead costs of personnel conducting research and development of our software products primarily comprises our research and development expenses.

Compensation, professional fees, and selling, general and administrative (collectively, “SGA”) expenses for the three months ended March 31, 2022 were $2,636,000 compared to $5,628,000 for the three months ended March 31, 2021, a decrease of $2,992,000 or 53.2%. The decrease was due primarily to a decrease in employee stock-based compensation, offset by an increase in compensation expenses and professional fees. SG&A expenses consist primarily of salaries, benefits and overhead costs for executive and administrative personnel, insurance, fees for professional services, including consulting, legal, and accounting fees, plus travel costs and non-cash stock compensation expense for the issuance of stock options to employees and other general corporate expenses.

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For the three months ended March 31, 2022, other expense was $99,000 as compared to other expense of $4,216,000 for the three months ended March 31, 2021, a decrease in other expense of $4,117,000, or 9.8%. The decrease was primarily due to decreases in financing expense, interest expense, debt discount amortization, and the change in the fair value of derivative liabilities. The Company’s derivative liabilities were fully extinguished in fiscal 2021.

Our net loss for the three months ended March 31, 2022 was $2,867,000 compared to $9,946,000 for the three months ended March 31, 2021, a decrease of $7,079,000, or 71.2%. The decrease was primarily due to decreases in employee stock-based compensation, financing expense, interest expense, debt discount amortization, and the change in the fair value of derivative liabilities, offset by an increase in compensation expenses and professional fees.

Liquidity and Capital Resources

Our total current assets at March 31, 2022 were $990,000, which included cash of $974,000, as compared with $2,121,000 in total current assets at December 31, 2021, which included cash of $2,084,000. Additionally, we had a stockholders’ deficit in the amount of $12,814,000 at March 31, 2022 compared to a stockholders’ deficit of $11,589,000 at December 31, 2021. We have historically incurred recurring losses and have financed our operations through loans, principally from affiliated parties such as our directors, and from the proceeds of debt and equity financing. We financed our operations during the three months ended March 31, 2022 primarily from the cash balance from the year ended December 31, 2021.

Results of Operations

FOR THE YEAR ENDED DECEMBER 31, 2021 COMPARED TO THE YEAR ENDED DECEMBER 31, 2020

Revenues for the year ended December 31, 2021 were $193,000 compared to $207,000 for the year ended December 31, 2020, a decrease of $14,000 or 6.8%. The decrease in revenues was primarily due to a reduction in the sales of our products with impairments related to the economic consequences of the COVID-19 pandemic. Revenues are derived from software and services.

Cost of revenues for the year ended December 31, 2021 was $27,000 compared to $13,000 for the year ended December 31, 2020, an increase of $14,000, or 108%. The increase resulted from the increased fees related to certain revenues. Cost of revenues are fees related to our revenues, and as a percentage of total revenues for the year ended December 31, 2021 was 14.0% compared to 6.2% for the year ended December 31, 2020.

Research and development expenses for the year ended December 31, 2021 were $566,000 compared to $520,000 for the year ended December 31, 2020, an increase of $46,000 or 8.8%. The increase was primarily due to the increase in salaries and benefits of the personnel conducting research and development. The salaries, benefits and overhead costs of personnel conducting research and development of our software products primarily comprises our research and development expenses.

Compensation, professional fees, and selling, general and administrative (collectively, “SGA”) expenses for the year ended December 31, 2021 were $9,448,000 compared to $2,350,000 for the year ended December 31, 2020, an increase of $7,098,000 or 302%. The increase was due primarily to an increase in employee stock-based compensation and professional fees. SG&A expenses consist primarily of salaries, benefits and overhead costs for executive and administrative personnel, insurance, fees for professional services, including consulting, legal, and accounting fees, plus travel costs and non-cash stock compensation expense for the issuance of stock options to employees and other general corporate expenses.

For the year ended December 31, 2021, other expense was $7,397,000 as compared to other expense of $7,412,000 for the year ended December 31, 2020, representing a decrease in other expense of ($15,000), or 0.2%. The decrease was primarily due to decreases in the loss on extinguishment of debt, the change in the fair value of derivative liabilities and debt discount amortization, offset by increases in financing costs.

Our net loss for the year ended December 31, 2021 was $17,245,000 compared to $10,088,000 for the year ended December 31, 2020, an increase of $7,157,000, or 70.9%. The increase was primarily due to the decrease in revenues, increases in employee stock-based compensation, professional fees and financing costs, offset by decreases in the loss on extinguishment of debt, the change in the fair value of derivative liabilities and debt discount amortization.

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Liquidity and Capital Resources

Our total current assets at December 31, 2021 were $2,121,000, which included cash of $2,084,000, as compared with $203,000 in total current assets at December 31, 2020, which included cash of $162,000. Additionally, we had a stockholders’ deficit in the amount of $11,589,000 at December 31, 2021 compared to a stockholders’ deficit of $14,342,000 at December 31, 2020. We have historically incurred recurring losses and have financed our operations through loans, principally from affiliated parties such as our directors, and from the proceeds of debt and equity financing. We financed our operations during the year ended December 31, 2021 primarily from the sale of common shares for cash for net proceeds of $5,368,000 under the offering pursuant to Regulation A, and we received the second draw SBA Paycheck Protection assistance loan for $177,000.

Subsequent to December 31, 2021, we issued 134,853 shares of common stock for services with a fair value of $6,000.

Subsequent to December 31, 2021, we repaid convertible notes, secured notes payable and accrued interest in the aggregate of $26,000.

Going Concern

We have yet to establish any history of profitable operations. During the three months ended March 31, 2022, the Company incurred a net loss of $2,867,000 and used cash in operating activities of $1,060,000, and at March 31, 2022, the Company had a stockholders’ deficit of $12,814,000. In addition, we are in default on notes payable and convertible notes payable in the aggregate amount of $2,861,000. These factors raise substantial doubt about our ability to continue as a going concern within one year after the date the financial statements are issued. In addition, the Company’s independent registered public accounting firm, in its report published on our December 31, 2021 year-end financial statements, and Note 1 in our unaudited financial statements, raised substantial doubt about the Company’s ability to continue as a going concern. The Company’s financial statements do not include any adjustments that might result from the outcome of this uncertainty should we be unable to continue as a going concern.

Management estimates that the current funds on hand will be sufficient to continue operations through the next six months. Our ability to continue as a going concern is dependent upon our ability to continue to implement our business plan. Currently, management is attempting to increase revenues by selling through a channel of distributors, value added resellers, strategic partners and original equipment manufacturers. While we believe in the viability of its strategy to increase revenues, there can be no assurances to that effect. Our ability to continue as a going concern is dependent upon our ability to increase our customer base and realize increased revenues. No assurance can be given that any future financing, if needed, will be available or, if available, that it will be on terms that are satisfactory to us. Even if we are able to obtain additional financing, if needed, it may contain undue restrictions on our operations, in the case of debt financing, or cause substantial dilution for our stockholders, in the case of equity financing.

Changes in Authorized Shares and Forward Split of BlockSafe Shares

In April 2020, an increase of the authorized shares of the Company’s common stock from twelve billion (12,000,000,000) to seventeen billion (17,000,000,000), $0.0001 par value, was ratified, effective upon the filing of an amendment to our Certificate of Incorporation with the Wyoming Secretary of State. The amendment was adopted in April 2020.

In April 2020, our Board of Directors and the holders of a majority of the voting power approved a resolution to effectuate a 500:1 Reverse Stock Split resolution for a reduction in the authorized common stock from seventeen billion (17,000,000,000) to fourteen billion (14,000,000,000), $0.0001 par value, of the Company. The amendment was adopted in June 2020.

In December 2020, a decrease of the authorized shares of the Company’s common stock from fourteen billion (14,000,000,000) to four billion (4,000,000,000), $0.0001 par value, was ratified, effective upon the filing of an amendment to our Certificate of Incorporation with the Wyoming Secretary of State. The amendment was adopted in December 2020.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that are reasonably likely to have a current or future effect on our financial condition, revenues, result of operations, liquidity or capital expenditures.

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Critical Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates include those related to accounting for financing obligations, assumptions used in valuing stock instruments issued for services, assumptions used in valuing derivative liabilities, the valuation allowance for deferred tax assets, and the accrual of potential liabilities. Actual results could differ from those estimates.

Revenue Recognition

The Company follows the guidance of Accounting Standards Codification (ASC) 606, Revenue from Contracts with Customers. ASC 606 creates a five-step model that requires entities to exercise judgment when considering the terms of contracts, which includes (1) identifying the contracts or agreements with a customer, (2) identifying our performance obligations in the contract or agreement, (3) determining the transaction price, (4) allocating the transaction price to the separate performance obligations, and (5) recognizing revenue as each performance obligation is satisfied. The Company only applies the five-step model to contracts when it is probable that the Company will collect the consideration it is entitled to in exchange for the services it transfers to its clients.

The Company’s revenue consists of revenue from sales and support of our software products. Revenue primarily consists of sales of software licenses and subscriptions of our ProtectID®, GuardedID®, MobileTrust®, PrivacyLoK™ and SafeVchat™ products. We recognize revenue from these arrangements ratably over the contractual service period. For service contracts, the Company’s performance obligations are satisfied, and the related revenue is recognized, as services are rendered.

The Company offers no discounts, rebates, rights of return, or other allowances to clients which would result in the establishment of reserves against service revenue. Additionally, to date, the Company has not incurred incremental costs in obtaining a client contract.

Cost of revenue includes direct costs and fees related to the sale of our products.

Share-Based Payments

The Company periodically issues stock options, warrants, and shares of common stock as share-based compensation to employees and non-employees in non-capital raising transactions for services and for financing costs. The Company accounts for such grants issued and vesting based on FASB ASC 718, Compensation – Stock Compensation (Topic 718) whereby the value of the award is measured on the date of grant and recognized as compensation expense on the straight-line basis over the vesting period. The Company recognizes the fair value of stock-based compensation within its Statements of Operations with classification depending on the nature of the services rendered.

Additional Information

You are advised to read our Form 10-Q in conjunction with other reports and documents that we file from time to time with the SEC. In particular, please read our Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and Current Reports on Form 8-K that we file from time to time. You may obtain copies of these reports directly from us or from the SEC at the SEC’s Public Reference Room at 100 F. Street, N.E. Washington, D.C. 20549, and you may obtain information about obtaining access to the Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains information for electronic filers at its website http://www.sec.gov.

DIRECTORS, EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

The following sets forth our executive officers and/or Directors, their ages, and all offices and positions held with us.

Name	Age	Position
Mark L. Kay	73	Chief Executive Officer and Chairman of the Board of Directors
Philip E. Blocker	65	Chief Financial Officer
Ramarao Pemmaraju	61	Chief Technical Officer and Director
George Waller	64	Executive Vice President and Marketing Director

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Our Directors hold their offices until the next annual meeting of the shareholders and until their successors have been duly elected and qualified or until their earlier resignation, removal of office or death. Our executive officers are elected by the Board of Directors to serve until their successors are elected and qualified.

The following is a brief description of the business experience of our executive officers who are also the Directors and significant employees:

Mark L. Kay, Chief Executive Officer and Chairman of the Board of Directors

Mr. Kay joined StrikeForce as our CEO in May 2003 following his retirement at JPMorganChase & Co. In December 2008, a majority of the Board of Directors, by written consent, eliminated the position of our President, with those responsibilities being assumed by Mr. Kay. A majority of the Board of Directors also appointed Mr. Kay as the Chairman of the Board in December 2008. Prior to joining StrikeForce Mr. Kay was employed by JPMorganChase & Co. from August of 1977 until his retirement in December 2002, at which time he was a Managing Director of the firm. During his tenure with JPMorganChase & Co. Mr. Kay led strategic and corporate business groups with global teams up to approximately 1,000 people. His responsibilities also included Chief Operations Officer, Chief Information Officer, and Global Technology Auditor. Mr. Kay’s business concentrations were in securities (fixed income and equities), proprietary trading and treasury, global custody services, audit, cash management, corporate business services and web services. Prior to his employment with JPMorganChase & Co., Mr. Kay was a systems engineer at Electronic Data Services (EDS) for approximately five years from September 1972 through to August 1977. He holds a B.A. in Mathematics from CUNY.

Philip E. Blocker, Chief Financial Officer

Mr. Blocker was CFO of MediaServ, a NYC based Internet software development company, in 2001. Prior to MediaServ, Mr. Blocker was a partner in POLARIS, a $25 million technology reseller, specializing in storage and high availability solutions. He is a Certified Public Accountant and has practical experience with taking private companies public.

Ramarao Pemmaraju, Chief Technology Officer

Mr. Pemmaraju Joined StrikeForce in July 2002 as our Chief Technology Officer (CTO) and the inventor of the ProtectID® product. In May 1999 Mr. Pemmaraju co-founded NetLabs, which developed security software products. Mr. Pemmaraju concentrated his time on NetLabs from July 2001 through to July 2002. From June 2000 to July 2001 Mr. Pemmaraju was a systems architect and project leader for Coreon, an operations service provider in telecommunications. From October 1998 through May 2000, Mr. Pemmaraju was a systems engineer with Nexgen systems, an engineering consulting firm. Mr. Pemmaraju has over eighteen years’ experience in systems engineering and telecommunications. His specific expertise is in systems architecture, design and product development. Mr. Pemmaraju holds a M.S.E.E. from Rutgers University and a B.E. from Stevens Tech.

George Waller, Executive Vice President and Head of Marketing

Mr. Waller joined StrikeForce in June 2002 as a Vice President in charge of sales and marketing. In July 2002, Mr. Waller became the CEO of StrikeForce, a position he held until Mr. Kay joined us in May 2003. Since May 2003, Mr. Waller has been the Executive Vice President overseeing Sales, Marketing, Business Development and product development. From 2000 through June 2002, Mr. Waller was Vice President of business development for Infopro, an outsourcing software development firm. From 1999 to 2001, Mr. Waller was Vice President of sales and Marketing for Teachmeit.com-Incubation systems, Inc., a multifaceted computer company and sister company to Infopro. From 1997 through 1999, Mr. Waller was the Vice President of Internet Marketing for RX Remedy, an aggregator of medical content for online services. Previously, Mr. Waller was a Vice President of Connexus Corporation, a software integrator.

 Family Relationships

There are no family relationships between any two or more of our directors or executive officers. There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current board of directors. There are also no arrangements, agreements or understandings to our knowledge between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.

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Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past five years, none of the following occurred with respect to a present or former director or executive officer of our Company: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the commodities futures trading commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Board of Directors

Our By-laws provide that there must be no less than one and no more than seven directors, as determined by the Board of Directors. Our Board of Directors currently consists of three directors.

Directors need not be our stockholders or residents of the State of Wyoming. Directors are elected for an annual term and generally hold office until the next Directors have been duly elected and qualified. A vacancy on the Board may be filled by the remaining Directors even though less than a quorum remains. A Director appointed to fill a vacancy remains a Director until his successor is elected by the Stockholders at the next annual meeting of Shareholder or until a special meeting is called to elect Directors.

Our executive officers are appointed by the Board of Directors.

During fiscal 2021, our Board of Directors met twelve times. The Board of Directors also uses written resolutions to deal with certain matters and, during fiscal 2021, thirty-nine written resolutions were signed by a majority of the Directors.

Compensation of Directors

Our bylaws provide that, unless otherwise restricted by our certificate of incorporation, our Board of Directors has the authority to fix the compensation of directors. The directors may be paid their expenses, if any, related to attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as our director. Our bylaws further provide that no such payment will preclude any director from serving our company in any other capacity and receiving compensation therefore. Further, members of special or standing committees may be given compensation for attending committee meetings.

Committees

We have two committees: the Audit Committee and the Compensation Committee. At this time, there are no members of either Committee and the Board of Directors performs the acts of the Committees. None of our current directors are deemed “independent” directors as that term is used by the national stock exchanges or have the requisite public company accounting background or expertise to be considered an “audit committee financial expert” as that term is defined under Regulation S-K promulgated under the Securities Act of 1933, as amended.

It is anticipated that the principal functions of the Audit Committee will be to recommend the annual appointment of our auditors, the scope of the audit and the results of their examination, to review and approve any material accounting policy changes affecting our operating results and to review our internal control procedures.

It is anticipated that the Compensation Committee will develop a Company-wide program covering all employees and that the goals of such program will be to attract, maintain, and motivate our employees. It is further anticipated that one of the aspects of the program will be to link an employee’s compensation to his or her performance, and that the grant of stock options or other awards related to the price of the common shares will be used in order to make an employee’s compensation consistent with shareholders’ gains. It is expected that salaries will be set competitively relative to the technology development industry and that individual experience and performance will be considered in setting salaries.

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At present, executive and director compensation matters are determined by a majority vote of the board of directors.

We do not have a nominating committee. Historically our entire Board has selected nominees for election as directors. The Board believes this process has worked well thus far particularly since it has been the Board’s practice to require unanimity of Board members with respect to the selection of director nominees. In determining whether to elect a director or to nominate any person for election by our stockholders, the Board assesses the appropriate size of the Board of Directors, consistent with our bylaws, and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Board will consider various potential candidates to fill each vacancy. Candidates may come to the attention of the Board through a variety of sources, including from current members of the Board, stockholders, or other persons. The Board of Directors has not yet had the occasion to, but will, consider properly submitted proposed nominations by stockholders who are not our directors, officers, or employees on the same basis as candidates proposed by any other person.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent (10%) of our outstanding Common Stock, or the Reporting Persons, to file with the SEC initial reports of ownership on Form 3 and reports of changes in ownership of Common Stock on Forms 4 or 5. Such persons are required by SEC regulation to furnish us with copies of all such reports they file. Based solely on a review of Forms 3 and 4 furnished to us by the Reporting Persons or prepared on behalf of the Reporting Persons by the Company, the Company believes that the Reporting Persons have complied with reporting requirements applicable to them.

Involvement in Certain Legal Proceedings

None of the following events have occurred during the past ten years and are material to an evaluation of the ability or integrity of any director or officer of the Company:

1.

A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);
3.

Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

a.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

b.	Engaging in any type of business practice; or
c.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.

Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

5.

Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.

Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.

Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

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a.	Any Federal or State securities or commodities law or regulation; or
b.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

c.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Code of Ethics

We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our code of ethics contains standards that are reasonably designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submits to, the Commission and in other public communications made by us;

•	Compliance with applicable governmental laws, rules and regulations;

•	The prompt internal reporting of violations of the code to the board of directors or another appropriate person or persons; and

•	Accountability for adherence to the code.

Indemnification of Officers and Directors

As permitted by Wyoming law, our Articles of Incorporation provide that we will indemnify our directors and officers against expenses and liabilities they incur to defend, settle, or satisfy any civil or criminal action brought against them on account of their being or having been our directors or officers unless, in any such action, they are adjudged to have acted with gross negligence or willful misconduct.

Pursuant to the foregoing provisions, we have been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable.

Stockholder Communications with the Board

Stockholders who wish to communicate with the Board of Directors should send their communications to the Chairman of the Board at the address listed below. The Chairman of the Board is responsible for forwarding communications to the appropriate Board members.

StrikeForce Technologies, Inc.

1090 King George’s Post Road

Suite #603

Edison, NJ 08837

Attn: Mark L. Kay, Chairman

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Shareholder Recommendations for Board Nominees

There have been no material changes to the procedures by which security holders may recommend nominees to the Company’s Board of Directors.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following information is related to the compensation paid, distributed, or accrued by us for the fiscal years ended December 31, 2021 and 2020 to our Chief Executive Officer (principal executive officer) during the last fiscal year and the two other most highly compensated executive officers serving as of the end of the last fiscal year whose compensation exceeded $100,000 (the “Named Executive Officers”). The foregoing persons are collectively referred to in this Information Statement as the “Named Executive Officers.” Compensation information is shown for the years ended December 31, 2021 and 2020:

					Incentive Plan Option	Securities	Nonqualified Deferred
				Stock	Awards	Underlying	Compensation	All Other
Name/ Principal		Salary	Bonus	Awards	(Vested)	Options/SARs	Earnings	Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)

Mark L. Kay	2021	161,000	10,000	-	662,000	-	-	-	833,000
Chief Executive Officer	2020	158,000	6,000	-	51,000	-	-	-	215,000

George Waller	2021	161,000	10,000	-	662,000	-	-	-	833,000
Executive Vice President	2020	160,000	6,000	-	51,000	-	-	-	217,000

Ramarao Pemmeraju	2021	161,000	10,000	-	2,729,000	-	-	-	2,900,000
Chief Technology Officer	2020	161,000	6,000	-	51,000	-	-	-	218,000

On July 31, 2010, Philip E. Blocker was appointed our Chief Financial Officer. Mr. Blocker is not our employee. He received fee payments of $2,000 in 2021 and $2,000 in 2020. Mr. Blocker received no option awards in 2021 or 2020.

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Outstanding Option Awards at Year End

The following table provides certain information regarding unexercised options to purchase common stock, stock options that have not vested, and equity-incentive plan awards outstanding at December 31, 2021 for each Named Executive Officer and/or Director:

Outstanding Equity Awards At Fiscal Year-End Table
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mark L. Kay	1	-	-	$1,121,250,000	01/03/23	-	-	-	-
	72,000	-	-	$3.125	09/28/26	-	-	-	-
	20,000	-	-	$2.85	12/21/27
	20,000	-	-	$2.05	12/17/29
	546,448	9,453,552	-	$0.0375	12/22/31
	10,000,000	-	-	$0.005	12/18/30

George Waller	1	-	-	$1,121,250,000	01/03/23	-	-	-	-
	72,000	-	-	$3.125	09/28/26	-	-	-	-
	20,000	-	-	$2.85	12/21/27
	20,000	-	-	$2.05	12/17/29
	546,448	9,453,552	-	$0.0375	12/22/31

Ramarao Pemmaraju	1	-	-	$1,121,250,000	01/03/23	-	-	-	-
	72,000	-	-	$3.125	09/28/26	-	-	-	-
	20,000	-	-	$2.85	12/21/27
	20,000	-	-	$2.05	12/17/29
	546,448	9,453,552	-	$0.0375	12/22/31

Option Exercises and Stock Vested Table

None.

Pension Benefits Table

None.

Non-Qualified Deferred Compensation Table

None.

All Other Compensation Table

None.

Perquisites Table

None.

Director Compensation

All three of our directors were also our executive officers through December 31, 2021. Our directors did not receive any separate compensation for serving as such during fiscal 2021.

Non-Director Compensation

In April 2021, Will Lynch was hired as the Director of Channel Distribution and not as a Named Executive Officer. A Director of Channel Distribution develops, services, and grows relationships with clients. Mr. Lynch has an annual salary of $100,000 and will also receive 2% net of all Channel sales. Mr. Lynch reports to our Executive Vice President and Marketing Director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Share Ownership of Certain Beneficial Owners

The following table sets forth certain information as of June 17, 2022, with respect to the shares of common stock beneficially owned by: (i) each director; (ii) each executive officer; (iii) all current executive officers (regardless of salary and bonus level) and directors as a group; and (iv) each person or entity known by us to beneficially own more than 5% of our outstanding common stock. The address for each director and executive officer is 1090 King Georges Post Road, Suite 603, Edison, New Jersey 08837. Unless otherwise indicated, the shareholders listed in the table below have sole voting and investment powers with respect to the shares indicated:

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This table is based upon information obtained from our stock records.

NAME OF BENEFICIAL OWNER	AMOUNT OF OWNERSHIP(1)			PERCENTAGE OF CLASS(2) (excluding Preferred Stock (11)
Mark L. Kay	10,658,451	(3	),(13)	0.9153%
Ramarao Pemmaraju	20,291,131	(4	),(5),(13)	1.7426%
George Waller	12,120,803	(6	),(7),(13)	1.0409%
All directors and executive officers as a group (3 persons)	43,070,385	(8)		3.6989%
NetLabs.com, Inc.	2	(9	),(10)	0.00000017%

(1)	A person is deemed to be the beneficial owner of securities that can be acquired by such person within 90 days from the date hereof.

(2)

Based on 1,010,611,161 shares of common stock outstanding as of May 27, 2022; also including 21 shares of common stock available upon the conversion of certain convertible loans, 2,294,394 shares of common stock available upon the conversion of Series B Preferred stock, 83,133,001 shares of common stock underlying common stock purchase options and 68,375,757 shares of common stock underlying warrants.

(3)

Includes 1 share of common stock available upon the conversion of certain convertible loans valued at $4,875,000,000,000 per share for $240,000 of convertibles and $3,656,250,000,000 per share for $28,000 of convertibles, 1 share of common stock underlying vested ten-year options valued at $1,121,250,000 per share, 72,000 shares of common stock underlying vested ten-year options valued at $3.125 per share, 20,000 shares of common stock underlying vested ten-year options valued at $2.85 per share, 20,000 shares of common stock underlying vested ten-year options valued at $2.05 per share, 10,000,000 shares of common stock underlying vested ten-year options valued at $0.0375 per share and 10,000,000 shares of common stock underlying vested ten-year options valued at $0.005 per share. Mark L. Kay, along with Ramarao Pemmaraju and George Waller each hold one share of Series A Preferred Shares which, collectively, allow the holders to vote up to 80% of the issued and outstanding shares of common and preferred stock; Mark Kay, along with Ramarao Pemmaraju and George Waller have irrevocably waived any conversion rights.

(4)

Includes 1 share of common stock available upon the conversion of certain convertible loans valued at $4,875,000,000,000 per share for $25,000 of convertibles and $3,656,250,000,000 per share for $5,000 of convertibles, 2 shares of common stock underlying vested ten-year options valued at $1,121,250,000 per share, 116,000 shares of common stock underlying vested ten-year options valued at $3.125 per share, 30,000 shares of common stock underlying vested ten-year options valued at $2.85 per share, 30,000 shares of common stock underlying vested ten-year options valued at $2.05 per share and 15,000,000 shares of common stock underlying vested ten-year options valued at $0.0375 per share. Of the total shares, 64,002 shares, consisting of 1 share of common stock available upon the conversion of certain convertible loans valued at $4,875,000,000,000 per share for $25,000 of convertibles and $3,656,250,000,000 per share for $5,000 of convertibles, 1 share of common stock underlying vested ten-year options valued at $1,121,250,000 per share, 44,000 shares of common stock underlying vested ten-year options valued at $3.125 per share, 10,000 shares of common stock underlying vested ten-year options valued at $2.85 per share, 10,000 shares of common stock underlying vested ten-year options valued at $2.05 per share and 5,000,000 shares of common stock underlying vested ten-year options valued at $0.0375 per share are in the name of Sunita Pemmaraju who is a family member of Ramarao Pemmaraju. Mark L. Kay, along with Ramarao Pemmaraju and George Waller each hold one share of Series A Preferred Shares which, collectively, allow the holders to vote up to 80% of the issued and outstanding shares of common stock; Mark Kay, along with Ramarao Pemmaraju and George Waller have irrevocably waived any conversion rights.

(5)	Excludes shares owned by NetLabs.com, Inc. which is controlled by Ramarao Pemmaraju and another individual.

(6)	Includes 1 share listed in the name of Katherine LaRosa who is a family member of George Waller.

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(7)

Includes 1 share of common stock underlying vested ten-year options valued at $1,121,250,000 per share, 72,000 shares of common stock underlying vested ten-year options valued at $3.125 per share, 20,000 shares of common stock underlying vested ten-year options valued at $2.85 per share, 20,000 shares of common stock underlying vested ten-year options valued at $2.05 per share and 10,000,000 shares of common stock underlying vested ten-year options valued at $0.0375 per share. Mark Kay, along with Ramarao Pemmaraju and George Waller each hold one share of Series A Preferred Shares which, collectively, allow the holders to vote up to 80% of the issued and outstanding shares of common stock; Mark Kay, along with Ramarao Pemmaraju and George Waller have irrevocably waived any conversion rights.

(8)

Includes 2 shares of common stock available upon the conversion of certain convertible loans valued at $4,875,000,000,000 per share for $265,000 of convertibles and $3,656,250,000,000 per share for $33,000 of convertibles, 4 shares of common stock underlying vested ten-year options valued at $1,121,250,000 per share, 260,000 shares of common stock underlying vested ten-year options valued at $3.125 per share, 70,000 shares of common stock underlying vested ten-year options valued at $2.85 per share, 70,000 shares of common stock underlying vested ten-year options valued at $2.05 per share, 35,000,000 shares of common stock underlying vested ten-year options valued at $0.0375 per share and 10,000,000 shares of common stock underlying vested ten-year options valued at $0.005 per share. Excludes the Series A Preferred Shares: Mark L. Kay, along with Ramarao Pemmaraju and George Waller, each hold one share of Series A Preferred Shares which, collectively, allow the holders to vote up to 80% of the issued and outstanding shares of common stock; Mark Kay, along with Ramarao Pemmaraju and George Waller, have irrevocably waived any conversion rights.

(9)	Ramarao Pemmaraju controls NetLabs.com, Inc. along with another individual.

(10)	Includes 1 share of common stock underlying vested ten-year options valued at $975,000,000 per share.

(11)

Mark Kay, along with Ramarao Pemmaraju and George Waller hold 3 shares of preferred stock. The Series A Preferred Stock collectively has voting rights equal to eighty percent of the total current issued and outstanding shares of common stock.

DESCRIPTION OF SECURITIES

Equity Incentive Plan Information

The following table sets forth as of December 31, 2021, the total number of shares of our common stock which may be issued upon the exercise of outstanding stock options and other rights under compensation plans approved by the shareholders, and under compensation plans not approved by the shareholders. The table also sets forth the weighted average purchase price per share of the shares subject to those options, and the number of shares available for future issuance under those plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	20,236,826		$0.0274	379,763,174
Equity compensation plans not approved by security holders	N/A	$	N/A	N/A
Total	20,236,826		$0.0274	379,763,174

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2012 Stock Option Plan

In November 2012, the stockholders approved the 2012 Stock Option Plan for our employees, effective January 3, 2013. The number of shares authorized for issuance under the plan was 100,000,000.

The number of shares authorized for issuance under the Incentive Plan was increased to 200,000,000 in September 2016 by unanimous consent of the Board of Directors.

The number of shares authorized for issuance under the Incentive Plan was increased to 400,000,000 in November 2017 by unanimous consent of the Board of Directors.

In December 2020, we awarded options to purchase 57,500,000 shares of our common stock to our management team and employees, exercisable at $0.005 per share, expiring ten (10) years from the date of grant and vesting over a six-month period.

In February 2021, 12,250,000 unvested options granted in fiscal 2020 were modified and such options became fully vested. Pursuant to current accounting guidelines, we remeasured the fair value of these options and determined their fair value to be $3,675,000 and was recorded as stock compensation expense. We also recorded additional stock compensation expense of $2,712,000 to account for options granted in the prior year that vested. In addition, we also issued 17,208,335 shares of the Company’s common stock upon cashless exercise of 17,500,000 options.

In July 2021, we issued 13,557,693 shares of the Company’s common stock upon cashless exercise of 15,000,000 options.

In September 2021, we issued 9,189,627 shares of the Company’s common stock upon cashless exercise of 10,000,000 options.

In October 2021, we awarded options to purchase 2,500,000 shares of our common stock to our management team and employees, exercisable at $0.005 per share, expiring ten (10) years from the date of grant and vesting over a six-month period.

In December 2021, we awarded options to purchase 65,000,000 shares of our common stock to our management team and employees, exercisable at $0.0375 per share, expiring ten (10) years from the date of grant and vesting over a six-month period.

The 2012 Stock Option Plan will terminate on October 5, 2022, the ten-year anniversary of its effective date (ratified by the shareholders on November 16, 2012). However, awards granted before the termination of the 2012 Stock Option Plan may extend beyond that date in accordance with their terms. The Board of Directors intend to approve a 2022 Stock Option Plan and will look to have the shareholders ratify the new 2022 Stock Option Plan, in whatever form, in the next annual meeting following its approval by the Board of Directors..

General

Common Stock

The shares of our common stock presently outstanding, and any shares of our common stock issues upon exercise of stock options and/or common stock purchase warrants, will be fully paid and non-assessable. Each holder of common stock is entitled to one vote for each share owned on all matters voted upon by shareholders, and a majority vote is required for all actions to be taken by shareholders. In the event we liquidate, dissolve or wind-up our operations, the holders of the common stock are entitled to share equally and ratably in our assets, if any, remaining after the payment of all our debts and liabilities and the liquidation preference of any shares of preferred stock that may then be outstanding. The common stock has no preemptive rights, no cumulative voting rights, and no redemption, sinking fund, or conversion provisions. Since the holders of common stock do not have cumulative voting rights, holders of more than 50% of the outstanding shares can elect all of our Directors, and the holders of the remaining shares by themselves cannot elect any Directors. Holders of common stock are entitled to receive dividends, if and when declared by the Board of Directors, out of funds legally available for such purpose, subject to the dividend and liquidation rights of any preferred stock that may then be outstanding.

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In April 2020, an increase of the authorized shares of the Company’s common stock from twelve billion (12,000,000,000) to seventeen billion (17,000,000,000), $0.0001 par value, was ratified, effective upon the filing of an amendment to our Certificate of Incorporation with the Wyoming Secretary of State. The amendment was adopted in April 2020.

On April 13, 2020, our Board of Directors and the holders of a majority of the voting power approved a resolution to effectuate a 500:1 Reverse Stock Split a resolution for a Reduction in Authorized from seventeen billion (17,000,000,000) Common Stock down to fourteen billion (14,000.000.000) Common Stock, $0.0001 par value, of the Company. The amendment was adopted in June 2020.

On November 13, 2020, the Company’s filing of an Offering Circular on Form 1-A, pursuant to Regulation A (File Number: 024-11267) was qualified by the Securities and Exchange Commission. The Company registered 668,449,198 shares of common stock maximum proceeds of $2,315,000 (after deducting the maximum broker discount and costs of the offering).

In December 2020, a decrease of the authorized shares of the Company’s common stock from fourteen billion (14,000,000,000) to four billion (4,000,000,000), $0.0001 par value, was ratified, effective upon the filing of an amendment to our Certificate of Incorporation with the Wyoming Secretary of State. The amendment was adopted in December 2020.

Preferred Stock

On October 21, 2010, the Company amended its Articles of Incorporation in New Jersey to authorize 10,000,000 shares of preferred stock, par value $0.10. The designations, rights, and preferences of such preferred stock are to be determined by the Board of Directors. On November 15, 2010, the Company changed its domicile from the State of New Jersey to the State of Wyoming.

In addition to the 10,000,000 shares of preferred stock authorized on October 21, 2010, on January 10, 2011, 100 shares of preferred stock were designated as Series A Preferred Stock and 100,000,000 shares were designated as Series B Preferred Stock. The bylaws under the Wyoming Incorporation were amended to reflect the rights and preferences of each additional new designation.

The Series A Preferred Stock collectively has voting rights equal to eighty percent of the total current issued and outstanding shares of common stock. If at least one share of Series A Preferred Stock is outstanding, the aggregate shares of Series A Preferred Stock shall have voting rights equal to the number of shares of common stock equal to four times the sum of the total number of shares of common stock issued and outstanding, plus the number of shares of Series B Preferred Stock (or other designated preferred stock) which are issued and outstanding.

The Series B Preferred Stock has preferential liquidation rights in the event of any liquidation, dissolution or winding up of the Company, such liquidation rights to be paid from the assets of the Company not delegated to parties with greater priority at $1.00 per share or, in the event an aggregate subscription by a single subscriber of the Series B Preferred Stock is greater than $100,000,000, $0.997 per share. The Series B Preferred Stock shall be convertible to a number of shares of common stock equal to the price of the Series B Preferred Stock divided by the par value of the Series B Preferred Stock. The option to convert the shares of Series B Preferred Stock may not be exercised until three months following the issuance of the Series B Preferred Stock to the recipient shareholder. The Series B Preferred Stock shall have ten votes on matters presented to the shareholders of the Company for one share of Series B Preferred Stock held. The initial price of the Series B Preferred Stock shall be $2.50, (subject to adjustment by the Company’s Board of Directors) until such time, if ever, the Series B Preferred Stock are listed on a secondary and/or public exchange.

In February 2014, the Company’s Board of Directors amended the conversion feature of the Series B Preferred Stock, to permit conversion to common shares at a 40% market discount to current market value at the time the Company receives a conversion request. Current market value is defined as the average of the immediately prior five trading day’s closing prices. Additionally, when Series B Preferred Stock shares convert to the Company’s common stock, the minimum price discount floor level is set at $0.005, as decided by the Company’s Board of Directors.

32

Series A Preferred Stock

In 2011, the Company issued three shares of non-convertible Series A Preferred Stock valued at $329,000 per share, or $987,000 in aggregate to three members of the management team. The Series A Preferred Stock are convertible into four times the total number of common shares plus the total number of shares of Series B preferred stock issued and outstanding at the time of conversion and have voting rights equal to eighty percent of the total issued and outstanding shares of the Company’s common stock. This effectively provided the management team, upon retention of their Series A Preferred Stock, voting control on matters presented to the shareholders of the Company. The shareholders of the Series A Preferred Stock have each irrevocably waived their conversion rights relating to the Series A Preferred Stock issued.

Series B Preferred Stock

The Series B Preferred Stock has preferential liquidation rights in the event of any liquidation, dissolution or winding up of the Company, such liquidation rights to be paid from the assets of the Company not delegated to parties with greater priority at $1.00 per share or, in the event an aggregate subscription by a single subscriber of the Series B Preferred Stock is greater than $100,000,000, $0.997 per share. The Series B Preferred Stock shall be convertible to a number of shares of common stock equal to the price of the Series B Preferred Stock divided by the par value of the Series B Preferred Stock. The option to convert the shares of Series B Preferred Stock may not be exercised until three months following the issuance of the Series B Preferred Stock to the recipient shareholder. The Series B Preferred Stock shall have ten votes on matters presented to the shareholders of the Company for one share of Series B Preferred Stock held. The initial price of the Series B Preferred Stock shall be $2.50, (subject to adjustment by the Company’s Board of Directors) until such time, if ever, the Series B Preferred Stock are listed on a secondary and/or public exchange.

As of December 31, 2021, there were 36,667 shares of Series B Preferred Stock issued and outstanding, 20,000 of which convert to common shares at a 25% market discount and 16,667 of which convert to common shares at a 30% market discount.

In May 2022, a warrant holder agreed to extinguish a total of 605,476 warrant shares, relating to warrant agreements dated November 21, 2019 and July 27, 2020, in exchange for a one-time payment from the Company in the amount of $165,000.

All of the above offerings and sales, except the afore-mentioned shares issued pursuant to a conversion of convertible notes, were made in reliance upon the exemption from registration under Rule 506 of Regulation D promulgated under the Securities Act of 1933 and/or Section 4(2) of the Securities Act of 1933, based on the following: (a) the investors confirmed to us that they were “accredited investors,” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933 and had such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the offering; (c) the investors were provided with certain disclosure materials and all other information requested with respect to our company; (d) where applicable, the investors acknowledged that all securities being purchased were “restricted securities” for purposes of the Securities Act of 1933, and agreed to transfer such securities only in a transaction registered under the Securities Act of 1933 or exempt from registration under the Securities Act; and (e) where applicable, a legend was placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequent registered under the Securities Act of 1933or transferred in a transaction exempt from registration under the Securities Act of 1933.

Voting Rights

Each holder of Common Stock is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders.

The three shares of the issued and outstanding shares of the Series A preferred stock have voting rights equal to eighty percent of the total issued and outstanding shares of our common stock.

Dividends

Subject to preferences that may be applicable to any then-outstanding shares of Preferred Stock, if any, and any other restrictions, holders of Common Stock are entitled to receive ratably those dividends, if any, as may be declared from time to time by our board of directors out of legally available funds. We and our predecessors have not declared any dividends in the past. Further, we do not presently contemplate that there will be any future payment of any dividends on Common Stock.

33

Amendment of our Bylaws

Our bylaws may be adopted, amended or repealed by the affirmative vote of a majority of our outstanding shares. Subject to applicable law, our bylaws also may be adopted, amended or repealed by our Board of Directors.

Transfer Agent

Our transfer agent is Worldwide Stock Transfer, LLC. Their address is One University Plaza, Suite 505, Hackensack, NJ 07601.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.

None of the following parties has, since our date of incorporation, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

•	Any of our directors or officers, except as described below;

•	Any person proposed as a nominee for election as a director;

•	Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock;

•	Any of our promoters;

•	Any relative or spouse of any of the foregoing persons who has the same house address as such person.

BlockSafe Technologies, Inc.

BlockSafe Technologies, Inc. (“BlockSafe”) was formed on December 1, 2017 in the State of Wyoming. BlockSafe is in the business of providing total cyber security solutions and is the licensee from our company of our desktop anti-malware product called “GuardedID®” and a one of a kind mobile application called “MobileTrust®”. BlockSafe is intended to be developed as an enterprise focusing on using our licensed technology in the field of cryptocurrency and its use of blockchains. Small revenues have been generated to date as BlockSafe is still in the developmental stage. There can be no assurances on the success of this project or any profitability arising from BlockSafe.

As of December 31, 2021, no tokens have been developed or issued. There is no assurance as to whether, or at what amount, or on what terms, tokens will be available. Moreover, there can be no assurance how such technology will function, which could expose us to legal and regulatory issues. Cryptocurrency and its use of blockchains is still in the development stage and receiving mixed results. The Securities and Exchange Commission has, in its dissemination of information to the public, expressed that tokens in the United States would be treated as securities pursuant to the Howey Test. This standard has been adopted, in various forms, in numerous other jurisdictions. The European Union and China are contemplating their own form of cryptocurrency and Facebook Libra cryptocurrency recently lost the support of PayPal (see https://www.independent.co.uk/topic/cryptocurrency, which article is not incorporated by reference to this filing). On March 30, 2022, the Securities and Exchange Commission’s Division of Examinations announced its 2022 examination priorities which included the review of the use of crypto-assets as one of its top five priorities for review. This review and any regulatory rules and regulations arising from this review may impact the BlockSafe business. In addition, legal and regulatory developments could render the technology impermissible, which could have a material adverse effect on BlockSafe and us.

In June 2018, two members of our management team, George Waller, our Executive Vice President and Ramarao Pemmaraju, our Chief Technical Officer, were appointed to BlockSafe to serve as the Chief Executive Officer and Chief Technical Officer, respectively. Additionally, our Chief Executive Officer of StrikeForce, Mark L. Kay, also an appointee to the Board of Directors of BlockSafe, was appointed as Chairman and President of BlockSafe.

BlockSafe is owned 49% by the Company and 31% by three executive officers of the Company. BlockSafe meets the definition of a variable interest entity (“VIE”) and based on the determination that we are the primary beneficiary of BlockSafe, BlockSafe’s operating results, assets and liabilities are consolidated by the Company. Intercompany balances and transactions have been eliminated in consolidation. At December 31, 2021, noncontrolling interests represents 51% of BlockSafe that we do not directly own. The Company and BlockSafe have a management agreement pursuant to which BlockSafe shall remit a management fee of $36,000 per month to the Company, and when BlockSafe reaches a milestone of $1,000,000 in financing, an additional management fee of $5,000,000 shall be owed to the Company, payable monthly over three years. The management fee is currently eliminated in consolidation. At December 31, 2021 and 2020, the amount of VIE cash on the accompanying consolidated balance sheets can be used only to settle obligations of BlockSafe, and the amounts of VIE accounts payable, VIE Notes Payable, VIE Accrued Interest, and VIE Financing Obligation have no recourse to the general credit of the Company.

34

Cybersecurity Risk Solutions, LLC

On April 15, 2021, StrikeForce formally closed a Member Interest Purchase Agreement in which StrikeForce acquired the entire Member Interests of Cybersecurity Risk Solutions, LLC, a New Jersey limited liability company. In April 2021, we issued 500,000 shares of common stock with a fair value of $36,000, for the purchase of Cybersecurity Risk Solutions, LLC. At the date of acquisition, Cybersecurity Risk Solutions, LLC had nominal assets and liabilities, no revenues and limited operating history. Furthermore, the Company also determined that the acquisition did not meet the requirement of a significant acquisition pursuant to the regulations of the Securities and Exchange Commission.

Cybersecurity Risk Solutions, LLC is a cybersecurity firm offering cyber, privacy & data protection services including a personal cyber risk assessment, the industry’s first cyber health score, report and custom action plan, as well as ongoing vulnerability scanning, hack monitoring and dark web intelligence monitoring. For more information, go to https://SecureCyberID.com (which website is expressly not included in this filing). Will Lynch, the prior sole member of Cybersecurity Risk Solutions, LLC was hired by StrikeForce as the Director of Channel Distribution and not as a Named Executive Officer. A Director of Channel Distribution develops, services, and grows relationships with clients. Mr. Lynch has an annual salary of $100,000 and will also receive 2% net of all Channel sales. Mr. Lynch reports to our Executive Vice President and Marketing Director.

RELATED PARTY CONVERTIBLE NOTES

In previous years, the Company issued convertible notes to related parties/officers in exchange for cash and/or services rendered. The notes are unsecured and were due on December 31, 2021. As of December 31, 2020, the outstanding balance of the notes payable amounted to $298,000.

During the year ended December 31, 2021, notes payable aggregating $30,000 were repaid. In addition, the remaining noteholder also agreed to extend the maturity date to December 31, 2022 with no changes to the other terms of the notes payable.

At December 31, 2020, accrued interest due for the convertible notes – related parties was $625,000. During the year ended December 31, 2021, interest of $68,000 was accrued, and accrued interest of $64,000 was repaid. At December 31, 2021, accrued interest due for the convertible notes – related parties was $629,000.

RELATED PARTY PROMISSORY NOTES

Notes payable-related parties notes represent notes payable to the Company’s Chief Executive Officer ranging in interest rates of 0% per annum to 8% per annum. The notes are unsecured and have extended due dates of December 31, 2021. As of December 31, 2020, the outstanding balance of the notes payable amounted to $952,000.

During the year ended December 31, 2021, notes payable aggregating $259,000 were repaid. In addition, the noteholder also agreed to change the maturity date of notes payable issued in previous years with an aggregate balance of $693,000 to December 31, 2022 with no changes to the other original term of the notes payable.

At December 31, 2021, the balance of notes payable-related parties totaled $693,000 which are all due to the Company’s Chief Executive Officer.

At December 31, 2020, accrued interest due for the notes payable – related parties was $823,000. During the year ended December 31, 2021, interest of $53,000 was accrued, accrued interest of $6,000 was repaid and accrued interest of $2,000 was written off. At December 31, 2021, accrued interest due for the notes payable – related parties was $868,000.

DISCLOSURE OF COMMISSION POSITION ON INDEMNIFICATION FOR SECURITIES ACT LIABILITIES

35

Wyoming corporation law provides that:

•

a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful;

•

a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper; and

•

to the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding, or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense.

Our articles of incorporation require us to indemnify our directors and officers against all damages incurred in connection with our business to the fullest extent provided or allowed by law.

Our bylaws provide that we will advance all expenses incurred to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suite or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director or officer, or is or was serving at our request as a director or executive officer of another company, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request. This advancement of expenses is to be made upon receipt of an undertaking by or on behalf of such person to repay said amounts should it be ultimately determined that the person was not entitled to be indemnified under our bylaws or otherwise.

Our bylaws also provide that no advance shall be made by us to any officer in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made: (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding; or (b) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to our best interests.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers or controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Commission this indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

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INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and the Wyoming Articles of Incorporation, a vote by the holders of at least a majority of the outstanding shares of the Company entitled to vote (the “Voting Shares”) is required to effect the action described herein. The Company’s Articles of Incorporation does not authorize cumulative voting for this matter. As of the Record Date, the Company had 1,010,611,161 issued and outstanding shares of common stock, 3 shares of Series A preferred shares and 36,667 Series B preferred shares, with a total of 5,053,239,155voting shares (4,042,591,324 voting shares representing, for voting purposes the Series A preferred shares which equate to 80% of the total voting shares and is entitled to one vote per share). The consenting stockholders are the record and beneficial owners of 4,042,591,324 shares of the Company’s preferred and common stock, which represents approximately 80% of the total number of Voting Shares. Pursuant to Section 17-16-724 of the Wyoming Statutes, the consenting stockholders voted in favor of the actions described herein in a written consent, dated December 16, 2020. No consideration was paid for the consent. The consenting stockholder’s names, affiliations with the Company and their beneficial holdings are as follows:

Name	Affiliation	Voting Shares	Percentage (4)

Mark L. Kay (1)	Director, Officer and Stockholder		26.66%
Ram Pemmaraju (2)	Director, Officer and Stockholder		26.66%
George Waller (3)	Director, Officer and Stockholder		26.67%

TOTAL (4)			80%

(1)	Mr. Mark L. Kay is the Chief Executive Officer, Chairman of the Board of Directors and a director of the Company.
(2)	Mr. Ram Pemmaraju is Chief Technical Officer, Secretary and a director of the Company.
(3)	Mr. George Waller is Executive Vice President and a director of the Company.
(4)

Based upon 1,010,611,161 issued and outstanding shares of common stock and 3 shares of Series A preferred shares and 36,667 Series B preferred shares (5,053,239,155, “Voting Shares” outstanding as of December 16th, 2020). Includes shares of common stock held by the consenting shareholders as the preferred shares represented the voting majority of capital shares.

DELIVERY OF INFORMATION STATEMENT

To reduce the expenses of delivering duplicate materials to our stockholders, we are taking advantage of householding rules that permit us to deliver only one Information Statement to stockholders who share the same address unless otherwise requested.

If you share an address with another stockholder and have received only one Information Statement, you may write or call us to request a separate copy at no cost to you. For future mailings, you may request separate materials or, if you are receiving multiple copies you may request that we only send one set of materials, by writing to us at StrikeForce Technologies, Inc., 1090 King Georges Post Road, Suite #603, Edison, NJ 08837.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read or copy any document we file at the public reference room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of this information may also be obtained by mail from the SEC’s Public Reference Branch at 100 F Street, N.E., Washington, D.C. 20549. In addition, our filings with the SEC are also available to the public on the SEC’s internet website at http://www.sec.gov.

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INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference and are deemed to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021, September 30, 2021, June 30, 2021, and March 31, 2022

Reports on Form 8-K

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein, or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this proxy statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

DISTRIBUTION OF INFORMATION STATEMENT

The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

STRIKEFORCE TECHNOLOGIES, INC.

By	/s/ Mark L Kay
Mark L Kay, Chief Executive Officer
June 27th, 2022

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